UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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GULF ISLAND FABRICATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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GULF ISLAND FABRICATION, INC.

16225 PARK TEN PLACE, SUITE 300

HOUSTON, TEXAS 77084

________________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20, 2021

TO THE SHAREHOLDERS OF GULF ISLAND FABRICATION, INC.:

The 2021 annual meeting of shareholders (the “2021 annual meeting”) of Gulf Island Fabrication, Inc. (the “Company” or “Gulf Island”) will be held at 9:00 a.m., Central Time, on Thursday, May 20, 2021, conducted exclusively via live audio webcast, accessible at https://web.lumiagm.com/266826102 for the following purposes, as more fully described in the enclosed proxy statement:

1.	To elect each of the four director nominees named in this proxy statement;
2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
3.	To ratify the appointment of the Company’s independent registered public accounting firm for 2021; and
4.	To transact any other business that may properly come before the 2021 annual meeting.

The board of directors of Gulf Island (the “Board”) has fixed the close of business on March 31, 2021, as the record date for the determination of shareholders entitled to notice of and to vote at the 2021 annual meeting and all adjournments thereof.

In light of the continuing public health impact of the COVID-19 pandemic and in order to prioritize the health and well-being of meeting participants, the 2021 annual meeting will be a virtual meeting of shareholders conducted exclusively via a live audio webcast, accessible at https://web.lumiagm.com/266826102. Please see “Questions and Answers about the 2021 Annual Meeting and Voting” beginning on page 38 for information about how to join and participate in the virtual annual meeting.

Your vote is important. Regardless of whether you plan to login to the meeting website as a shareholder to participate in the 2021 annual meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed stamped envelope or submit your proxy and voting instructions online at www.voteproxy.com. Returning the enclosed proxy card or submitting your proxy and voting instructions online will not prevent you from voting at the 2021 annual meeting if you login to the meeting website as a shareholder should you wish to do so. To obtain additional instructions for joining as a guest or participating and voting as a shareholder at the 2021 annual meeting, please contact Bryan Anderson at American Stock Transfer & Trust Company, LLC (“AST”) at (718) 921-8300 ext. 6457.

By Order of the Board of Directors

/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Houston, Texas

April 15, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF THE PROXY MATERIALS FOR THE SHAREHOLDERS

MEETING TO BE HELD ON MAY 20, 2021.

This proxy statement and the 2020 annual report are available at https://ir.gulfisland.com/corporate-governance/proxy-materials.

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We include website addresses throughout this proxy statement for reference only. The information contained on our website is not a part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC. Printed versions of these materials are available, free of charge, to any shareholder who requests them from our Secretary.

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GULF ISLAND FABRICATION, INC.

16225 PARK TEN PLACE, SUITE 300

HOUSTON, TEXAS 77084

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20, 2021

Proxy Summary

This summary highlights selected information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before returning your proxy card. For more information regarding our 2020 financial and operational performance, please review our 2020 annual report to shareholders, including financial statements (our “2020 annual report”). The 2020 annual report is first being mailed to shareholders together with this proxy statement, the notice of annual meeting and form of proxy card (collectively, the “proxy materials”) on or about April 15, 2021.

2021 Annual Meeting of Shareholders

Time and Date:	9:00 a.m., Central Time, Thursday, May 20, 2021

Location:	https://web.lumiagm.com/266826102

Record Date:	March 31, 2021

Voting:

Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each of the director nominees and one vote for each of the other proposals to be voted on at the 2021 annual meeting.

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Agenda and Voting Recommendations

The Board is asking shareholders to vote on these matters:

Item	Proposal	Board Vote Recommendation	Page
1	Election of each of the four director nominees named in this proxy statement	FOR	16
2	Advisory vote to approve the compensation of our named executive officers	FOR	33
3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021	FOR	36

Director Highlights (page 17)

We have included summary information about each of the director nominees and each other director of the Company whose term will continue after the 2021 annual meeting in the table below. See “Information about the Director Nominees, Continuing Directors and Executive Officers” for additional information regarding our director nominees and continuing directors.

Name	Class/ Term	Age	Director Since	Principal Occupation	Independent	Board Committees
Robert M. Averick	None (2021)	55	2018	Portfolio Manager, Kokino LLC	Yes	•Compensation •Corporate Governance & Nominating
Murray W. Burns	I (2022)	75	2014	Consultant, MBurns Consulting	Yes	•Audit •Corporate Governance & Nominating*
William E. Chiles	I (2022)	72	2014	Managing Partner, Pelican Energy Partners	Yes	•Audit •Compensation*
Michael A. Flick**	I (2022)	72	2007	Retired Banking Executive	Yes	•Audit •Corporate Governance & Nominating
Richard W. Heo	III (2021)	50	2019	Chief Executive Officer of Gulf Island	No
Michael J. Keeffe***	III (2021)	69	2014	Retired Senior Audit Partner, Deloitte & Touche LLP	Yes	•Audit* •Compensation
Cheryl D. Richard	III (2021)	65	2018	Retired Executive, Transocean Ltd.	Yes	•Compensation •Corporate Governance & Nominating

____________________________

*	Committee Chairman
**	Chairman of the Board

*** Audit Committee Financial Expert

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Compensation Highlights (pages 15 and 22)

•

Annual Cash Incentive Program Payout Based on Performance. Annual cash incentive awards for 2020 for our named executive officers (“NEOs”) were based on specific targets related to earnings before interest, taxes, depreciation and amortization (“EBITDA”), Free Cash Flow (“FCF”), safety, and individual performance objectives. Based on our 2020 performance, our NEOs earned annual cash payouts representing approximately 36% to 45% of their target annual cash incentive awards.

•

Salary Reductions in 2020. Given the economic environment of the oil and gas and marine industries and challenges faced by the Company, including the uncertainty created by the effects of the COVID-19 pandemic and the significant decline and volatility in oil prices, our executive officers voluntarily reduced their base salaries effective May 1, 2020, with our chief executive officer reducing his base salary by 25%. Our Compensation Committee has not increased base salaries for our NEOs since 2014, except for increases for certain NEOs in 2020 to account for the elimination of the automobile allowance for each NEO.

•

2019 Long-Term Incentive Program (“LTIP”) Focused on Performance. The LTIP design for 2019 eliminated the time-based restricted stock unit (“RSU”) component of the LTIP, thereby reducing the aggregate LTIP target award received by our executive officers, including our NEOs, except for Mr. Stockton, who also received time-based awards in the form of RSUs due to his recent affiliation with the Company. In addition, the Board replaced the relative total shareholder return metric used in previous years with an annual income metric for the performance period, supporting the Company’s focus on improving financial results. One-third of the 2019 long-term performance award will be earned each year in the performance period, provided the applicable income target for the year is achieved, or will be forfeited if the applicable target is not achieved. The first and second tranches of the 2019 award were forfeited as the Company did not achieve the applicable income targets. Our executives did not receive any new long-term performance awards in 2020.

•

2020 Incentives Focused on Retention. The LTIP design for 2020 continued to maintain a reduction in the aggregate LTIP target award received by our executive officers, including our NEOs. However, in light of the current industry outlook and the Company’s financial condition, retention concerns for our NEOs given their recent affiliations with the Company in the case of Messrs. Heo and Stockton and recent appointment to his position in the case of Mr. Vaccari, and to align the executive team’s interests with those of our shareholders, each NEO’s 2020 LTIP award was delivered solely in RSUs. Further, given the previously mentioned retention concerns, the Compensation Committee also approved a cash retention program for our executive officers, including our NEOs, in order to incentivize them to remain with the Company during 2020.

•

Recent Director Fee Reductions. Effective May 1, 2018, the Board approved a 10% reduction in the annual fees paid to our directors, and beginning in 2019, the Board eliminated the annual equity grant to non-employee directors, resulting in a further reduction in the annual compensation paid to our directors.

•

“Double Trigger” Equity and Performance-Based Cash Awards. Vesting of equity awards will only accelerate in connection with a change of control event if, within one year upon such change of control event, a participant’s employment is terminated without cause or terminated by the participant for good reason. Similarly, in connection with a change of control event, the long-term performance-based cash awards granted to our executive officers will only accelerate and be payable at the target level if, in connection with such change of control event, a participant’s employment is terminated without cause or by the participant for good reason.

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Corporate Governance Highlights (page 11)

We prioritize developing and maintaining a corporate governance framework that promotes the long-term interests of our shareholders, strengthens the accountability of our Board and management and engenders public trust in the Company. In furtherance of our commitment to strong corporate governance, our Board reviews on an ongoing basis evolving governance practices and investor preferences, including feedback from our shareholders.

The table below summarizes certain highlights of our corporate governance practices and policies. For detail regarding our ongoing corporate governance practices, see “Corporate Governance; Our Board of Directors and its Committees—Commitment to Corporate Governance.”

Corporate Governance Highlights
✓	Phase-In Declassification of the Board to be Complete after the 2022 annual meeting
✓	6 of 7 Directors Independent	✓	100% Independent Committees	✓	Regular Executive Sessions
✓	Annual Board Evaluations and Skills Assessment	✓	Majority Voting Standard for Uncontested Elections	✓	Demonstrated Board Refreshment
✓	Focus on Board Diversity (Board Diversity Policy)	✓	Separate Chairman and CEO	✓	Stock Ownership Guidelines for Directors and Officers
✓	No Shareholder Rights Plan	✓	Right to Call a Special Meeting	✓	No Supermajority Voting
✓	Clawback Policy	✓	Anti-Hedging and Anti- Pledging Policy	✓	Robust Corporate Governance Guidelines

Communications with our Board and Shareholder Engagement (page 12)

We believe it is important for our shareholders and interested parties to provide input on our business, our corporate governance and executive compensation practices, or any other matter of shareholder interest. Shareholders and interested parties may contact our Chief Executive Officer, who will coordinate distribution of the correspondence to our full Board, as provided below:

By Letter	By Telephone	By Email	Virtually
Gulf Island Fabrication, Inc. 16225 Park Ten Place Suite 300 Houston, TX 77084	Richard Heo (713) 714-6100	Richard Heo rheo@gulfisland.com	Annual Meeting https://web.lumiagm.com/266826102

During 2020, we engaged in regular dialogue with our shareholders and their representatives, with discussions centering on the following topics: (1) strategy; (2) executive compensation; (3) project execution; and (4) improvements in personnel, processes and procedures.

Informed by these discussions with our shareholders, the Board has previously implemented certain changes to our governance, board and management structures, as further detailed in these proxy materials.

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Corporate Governance; Our Board of Directors and Its Committees

Our Board currently consists of seven members. Our Board formally met ten times during 2020. Our Board has established three standing committees: the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee.

Each committee operates under a written charter adopted by our Board, and such charters, together with our Corporate Governance Guidelines, are available on our corporate governance page at www.gulfisland.com under “Investors—Governance—Governance Documents.” The composition of each committee is reviewed annually by our Board. During 2020, each of our incumbent directors attended 100% (except one who attended 93%) of the aggregate of the total number of meetings of our Board and the total number of meetings held by all committees of our Board on which he or she served during the periods of his or her Board membership and committee service.

Board Leadership Structure

Our Corporate Governance Guidelines require the Chairman of the Board and Chief Executive Officer positions to be separate. Our Board determined that the separation of these roles would maximize management’s efficiency by allowing the Chief Executive Officer to focus on our day-to-day business and the Chairman of our Board to lead the Board in its fundamental role of providing guidance to, and oversight of, management. Our Board periodically reviews the Company’s leadership structure and may make changes in the future as it deems appropriate. Our President and Chief Executive Officer is Richard W. Heo. Our Chairman of the Board is Michael A. Flick, who the Board unanimously elected as Chairman of the Board to succeed John P. Laborde following the 2020 annual meeting.

Our Board believes that our independent directors, with the leadership of our Chairman of the Board, provide effective oversight of management. Moreover, in addition to director feedback provided during the course of meetings of our full Board, the non-management directors are given the opportunity to meet in executive session at each regular meeting of our Board or more frequently, as needed. During 2020, the Chairman of the Board, which was Mr. Laborde until his retirement and thereafter Mr. Flick, chaired all executive sessions of the independent directors and acted as the liaison between the independent directors and the management team. Our three standing committees are composed entirely of independent directors and have the power and authority to engage legal, financial and other advisors as they may deem necessary, without consulting or obtaining the approval of the full Board or management.

Board Independence

On the basis of information solicited from each director, and upon the advice and recommendation of the Corporate Governance and Nominating Committee, our Board annually determines the independence of each of our then-current directors in connection with the nomination process. Further, in connection with the appointment of any new director to the Board during the year, our Board makes the same determination. Our Board has determined that each of our current directors (specifically Ms. Richard and Messrs. Averick, Burns, Chiles, Flick and Keeffe), except for Mr. Heo (our Chief Executive Officer), has no material relationship with the Company and is independent as defined in the director independence standards of the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), as currently in effect. In making this determination, our Corporate Governance and Nominating Committee, with assistance from the Company’s legal counsel, evaluated responses to a questionnaire completed annually by each director regarding relationships and possible conflicts of interest between each director, the Company and management, and made a recommendation to our Board. In its review of director independence, our Board considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and family relationships any director may have with the Company or management.

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Board Skills Matrix

The following table notes the breadth and variety of business experience that each of our current directors brings to the Company and which enable the Board to provide insightful leadership to the Company so that it may better advance its strategies and deliver returns to shareholders. The Corporate Governance and Nominating Committee annually reviews this skills matrix for possible additions and any developments in the experience, qualifications, attributes and skills of the directors.

Director Experience and Skills Matrix
CEO or other Senior Executive Experience

Experience in senior leadership positions provides our Board with practical insights in developing and implementing business strategies, maintaining effective operations and driving growth, so that we may achieve our strategic goals.

6 of 7 directors
Industry Experience

Industry expertise and experience in energy or energy service, marine and industrial construction and fabrication allows the Board to develop a deeper understanding of our key business, its operations and key performance indicators in a competitive environment. In addition, industry expertise and experience provides the Board with awareness and know-how to help the Company cultivate and sustain growth in its industries and helps to maintain compliance with industry-related regulations.

6 of 7 directors
Accounting & Financial Experience

Experience as an accountant, auditor, financial expert or other relevant experience is critical to allowing the Board to oversee the preparation and audit of our financial statements and comply with various regulatory requirements and standards.

5 of 7 directors
Other Public Company Board Experience

Directors who serve or have served on the boards of other public companies understand the responsibilities of a public company and board and can provide insight on issues commonly faced by public companies gained from this experience.

5 of 7 directors
Capital Markets & Banking Experience

Experience overseeing investments and capital market transactions provides the Board with critical background, knowledge and skills that enhance the Company’s ability to raise capital to fund its operations and evaluate and implement capital allocation strategies.

4 of 7 directors
Legal & Regulatory Compliance Experience

Experience in the legal field or in regulated industries provides the Board with knowledge and insights in complying with government regulations and legal obligations, as well as identifying and mitigating legal and compliance risks.

4 of 7 directors
Cybersecurity

Cybersecurity risks are increasing for all industries, including the Company’s, and our Board members’ experience and expertise in this rapidly developing area are essential to mitigating cybersecurity risks and to the Company’s risk management as a whole.

1 of 7 directors
Human Capital Management

Experience in human capital management, including employee development, diversity and equal employment opportunity initiatives, workplace health and safety, labor relations, workforce engagement and administration, and executive compensation, helps the Board and the Company recruit, retain and develop key talent, grow diversity of personnel at all levels throughout the Company and build strong relationships with our employees.

7 of 7 directors
Risk Management & Oversight

Experience overseeing complex risk management allows the Board to pre-emptively identify, assess and mitigate key risks and to design and implement risk management practices to protect shareholder return.

7 of 7 directors
Corporate Strategy & Business Development

Corporate strategy and business development experience enhances the Board’s ability to develop innovative solutions, including our business and strategic plans, and to drive growth in our competitive industry.

7 of 7 directors
Corporate Governance & Ethics

Directors with experience implementing governance structures and policies provide an understanding of best practices and key issues, enhancing our ability to maintain good governance and to execute new key governance initiatives.

7 of 7 directors
Independence

Directors who are “independent” under the rules of the Securities and Exchange Commission (the “SEC”), listing exchanges and other entities allow the Board to provide unbiased oversight over the Company and to implement governance practices with integrity and transparency.

6 of 7 directors

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Board Diversity, Tenure and Refreshment

We are committed to Board diversity and Board refreshment and we believe the Company’s policies and practices help to ensure a diversity of skills, experience, and tenure on the Board.

Diversity Policy

We have a formal Board Diversity Policy, which is available on our corporate governance page at www.gulfisland.com under “Investors—Governance—Governance Documents.” Pursuant to such policy, the Corporate Governance and Nominating Committee strives for inclusion of diverse groups, knowledge and viewpoints within the Board, considering various matters of diversity, including, but not limited to, gender, race, religion, sexual orientation and disability. The Corporate Governance and Nominating Committee seeks out highly qualified diverse candidates and evaluates each director nominee in the context of our Board composition as a whole, with the objective of nominating director candidates who can best perpetuate the success of our business, be effective directors in conjunction with our full Board and represent shareholder interests through the exercise of sound judgment. To that end, the Corporate Governance and Nominating Committee, when expanding the size of the Board or filling a vacancy on the Board, has committed to interviewing at least one candidate who would increase the gender, racial and/or ethnic diversity of the Board. To accomplish this, the Corporate Governance and Nominating Committee has sole authority to retain and terminate qualified independent external advisors, if it deems necessary, to conduct searches for candidates that help achieve the Board’s diversity objectives, and to approve such advisors’ fees and other retention terms.

Tenure and Refreshment

In 2019, the Board appointed Mr. Heo as a member in connection with his appointment as our Chief Executive Officer. The Board was reduced to seven directors upon the retirement of Gregory J. Cotter, Christopher M. Harding and John P. Laborde (three of our long-standing directors) immediately following the 2020 annual meeting. In addition, at the recommendation of our Board, our shareholders voted to approve a proposal to amend and restate our articles of incorporation to declassify the Board on a phase-in basis beginning with our director (Mr. Averick) elected at our 2020 annual meeting. The Board will be fully declassified, with each director elected annually, following our 2022 annual meeting.

The appointment of Mr. Heo in 2019 and the retirement of Messrs. Cotter, Harding and Laborde following the 2020 annual meeting, in addition to the appointments of Ms. Richard and Mr. Averick to the Board in 2018, have increased diversity on our Board and decreased the average tenure and age of our directors. In addition to increasing diversity on our Board, Mr. Heo’s appointment as Chief Executive Officer has increased the diversity of our executive management team.

Director Resignation Policy

The Board has adopted a Director Resignation Policy. The policy requires that directors provide a written offer of resignation, which the Corporate Governance and Nominating Committee will consider and recommend to the Board whether to accept or reject, in the event that (1) an incumbent director nominee receives less than a majority of affirmative votes in an uncontested election; or (2) a director has a material change in his or her principal occupation, employment or business association or job responsibilities, including retirement, or plans to join another company board for which our Chairman of the Board has determined that a potential conflict of interest may arise.

In addition, subject to our amended and restated articles of incorporation (our “articles of incorporation”), our amended and restated by-laws (our “by-laws”) and our Corporate Governance Guidelines, employee directors will resign from the Board when they retire or otherwise cease to be employed by the Company.

Finally, the Board believes that a director should offer his or her resignation if there is a substantial conflict of interest between the director and the Company or the Board and such conflict cannot be resolved to the satisfaction of the Board, which is stated in our Corporate Governance Guidelines.

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Board’s Role in Risk Oversight

The Board, as a whole, is responsible for risk oversight, with review of certain areas being conducted by the relevant Board committees that report to the full Board. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are several ways our Board performs this function, including: (1) receiving quarterly management updates on our business operations and financial results and discussing risks related to the business at each regular Board meeting, (2) receiving reports on all significant committee activities at each regular Board meeting, (3) evaluating the risks inherent in significant transactions as applicable and (4) receiving annual reports from our information technology personnel regarding potential cybersecurity threats and the status of our defenses. Throughout the year, the Board received briefings and assessments of the Company’s risks through regular interactions with our management and, from time-to-time, input from independent advisors, including, among other items, the following key risks related to:

•Business environment and market	•Cybersecurity
•Compliance	•Tax
•Human resources	•Health, safety and environmental
•Treasury	•Security
•Mergers and acquisitions	•Legal
•Financial reporting	•Strategy

Our Board believes that full and open communication between management and our Board is essential to effective risk oversight. Management is available to address any questions or concerns raised by our Board on risk management or any other matters, and any member of management may be requested to attend any meeting of the Board or a committee of the Board, upon request of any non-management director. Our Board oversees the strategic direction of the Company, and in doing so considers the potential rewards and risks of the Company’s business opportunities and challenges and monitors the development and management of risks that impact our strategic goals.

The Board conducts certain risk oversight activities through its committees, which oversee specific areas and provide reports to the full Board regarding such committee’s considerations and actions. The Audit Committee reviews and considers financial, accounting, internal controls and regulatory compliance risks, including those that could arise from our accounting and financial reporting processes. The Audit Committee also reviews and monitors risks through various reports presented by our outsourced internal auditors and our independent registered public accounting firm. The Compensation Committee reviews and considers risks related to our compensation policies, including incentive plans, to determine whether those plans subject the Company to material risks. The Corporate Governance and Nominating Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with our Board leadership structure and corporate governance matters, including the oversight of our risk-management processes with respect to environmental, social and corporate governance.

In carrying out its risk oversight responsibilities, the Board is active in overseeing management’s actions to refocus our business strategy and enhance our financial position. To ensure informed and effective oversight, especially during a period of weak market conditions, the Board organizes periodic strategic planning retreats to discuss our strategic initiatives and to participate in the development of our strategic direction. Outside of these retreats, the Board continues to receive regular updates regarding management’s execution of the Company’s strategic initiatives. The Board also continues to monitor the Company’s performance against its annual business plan, including reviewing actual and forecast operating results on a regular basis to evaluate the status and success of management in the execution of the Company’s annual business plan.

Board Evaluation Process

The Corporate Governance and Nominating Committee is responsible for overseeing the annual performance evaluation of the Board, which is a multi-step process designed to evaluate the performance of the Board and each of its committees.

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STEP 1: Confidential Evaluations

Annually, each director completes an evaluation of the full Board which is intended to provide each director with an opportunity to evaluate performance for the purpose of improving Board and committee processes and effectiveness. The detailed evaluation questionnaire seeks quantitative ratings and subjective comments in key areas of Board practice, and asks each director to evaluate how well the Board and its committees operate and to make suggestions for improvements. These key areas include assessment of Board composition, meeting procedures, allocation and delegation of responsibilities among the Board and its committees and adequacy and availability of resources.

STEP 2: Board Summary

The Corporate Governance and Nominating Committee reviews the results and its assessment of Board performance, including of the committees, is presented to the full Board. As needed, the Corporate Governance and Nominating Committee recommends any areas of improvement for the Board to consider implementing.

STEP 3: Recommendations Implemented	Based on the results, assessment and recommendations presented by the Corporate Governance and Nominating Committee, Board and Company practices and policies are updated, as appropriate.

In response to feedback received from evaluations in recent years, the Board has established a periodic retreat of the Board with key management focused on strategic planning and has improved Board and committee meeting practices by allocating more time to topics relating to risk oversight and strategy. Additionally, in response to feedback received during the Board evaluation process relating to Board refreshment, diversity and succession planning, since 2020, the Chairman of the Corporate Governance and Nominating Committee has a more formal process to discuss with each director such director’s plans for continued service on the Board and any projected retirement date.

Board Committees

The following table notes our current committee structure and membership, which became effective in May 2020 (M - Member; C - Chairperson; FE - Financial Expert):

Director (1)	Corporate Governance and Nominating Committee	Audit Committee	Compensation Committee
Robert M. Averick	M		M
Murray W. Burns	C	M
William E. Chiles		M	C
Michael A. Flick	M	M
Michael J. Keeffe		C, FE	M
Cheryl D. Richard	M		M

_______________

(1)	As a non-independent director, Mr. Heo does not serve as a member of any committee of the Board, all of which are composed entirely of independent directors.

Our Board annually reviews and approves committee assignments with any changes made thereto effective immediately following the annual shareholders meeting.

Audit Committee

The Audit Committee currently consists of the following four directors: Michael J. Keeffe (Chairman and Financial Expert), Murray W. Burns, William E. Chiles and Michael A. Flick. Our Board has determined that each of these directors is “independent” as such term is defined in the NASDAQ listing standards, including standards

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specifically governing audit committee members, and satisfies the additional requirements applicable to an audit committee member under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the NASDAQ listing standards. Our Board has determined that Mr. Keeffe is an “Audit Committee Financial Expert” as such term is defined within the applicable rules of the SEC. Following the 2020 annual meeting, Mr. Keeffe became Chairman of the Audit Committee. The Audit Committee met four times during 2020.

The Audit Committee’s primary function is to assist our Board in fulfilling its oversight responsibilities relating to: (1) the quality and integrity of the accounting, auditing, disclosure controls and procedures, internal control over financial reporting and financial reporting practices of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditors and (4) review and approval or ratification of any transaction that may require disclosure under Item 404 of Regulation S-K of the rules and regulations of the SEC.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of the following four directors: Murray W. Burns (Chairman), Robert M. Averick, Michael A. Flick and Cheryl D. Richard. Our Board has determined that each of these directors is “independent” as such term is defined in the NASDAQ listing standards. The Corporate Governance and Nominating Committee met three times during 2020.

The Corporate Governance and Nominating Committee assists the Board in fulfilling its oversight responsibilities by: (1) identifying, considering and recommending to the Board candidates to be nominated for election or reelection to the Board or as necessary to fill vacancies and newly-created directorships, (2) monitoring the composition of the Board and its committees and making recommendations to the Board on membership of the committees, (3) maintaining the Company’s Corporate Governance Guidelines and recommending to the Board any advisable changes, (4) evaluating the effectiveness of the Board and its committees, (5) addressing any related matters required by the federal securities laws or NASDAQ and (6) overseeing the succession plan process for each of the Company’s executive officers and the Chairman of the Board.

Compensation Committee; Compensation Committee Procedures

The Compensation Committee currently consists of the following four directors: William E. Chiles (Chairman), Robert M. Averick, Michael J. Keeffe and Cheryl D. Richard. Our Board has determined that each of these directors is “independent” as such term is defined in the NASDAQ listing standards, including standards specifically governing compensation committee members, and satisfies the additional requirements applicable for a compensation committee member under Rule 10C-1(b)(1) under the Exchange Act. Our Board has determined that each of the directors is a “non-employee director” as defined under Rule 16b-3 under the Exchange Act. The Compensation Committee met three times during 2020.

The Compensation Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities by: (1) discharging the responsibilities of the Board relating to the compensation of the Company’s officers and directors and (2) administering the Company’s cash-based and equity-based incentive compensation plans. The Compensation Committee has overall responsibility for approving, evaluating and recommending to the Board all compensation plans of the Company and to administer and interpret such plans.

The Compensation Committee seeks the input of our Chief Executive Officer in connection with performance evaluations and compensation decisions for our other executive officers; however, our Chief Executive Officer is not present when the Compensation Committee meets to evaluate his performance nor when our Board determines his compensation.

The terms of our stock incentive plans permit the Compensation Committee to delegate to appropriate personnel its authority to make awards to employees other than those subject to Section 16 of the Exchange Act. While the Compensation Committee has not historically delegated this authority, in early 2020, it delegated to Mr. Heo, our Chief Executive Officer, the authority to grant up to 80,001 shares to certain new hires in connection with the Company’s ongoing efforts to recruit additional talent.

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Commitment to Corporate Governance

We prioritize developing and maintaining a corporate governance framework that promotes the long-term interests of our shareholders, strengthens accountability of our Board and management and engenders public trust in the Company. As discussed in “Corporate Governance Highlights,” in furtherance of our commitment to strong governance and in response to feedback from our shareholders, we have taken steps to improve our corporate governance practices, including those highlighted in the table below. We will continue this commitment to act in the best interest of our shareholders by regularly reviewing and updating our corporate governance practices over time. Our dedication to good corporate governance is evidenced by the following:

Corporate Governance Highlights
Board Declassification

In 2020, at the recommendation of our Board, our shareholders voted to approve a proposal to amend and restate our articles of incorporation to declassify the Board on a phase-in basis. The Board will be fully declassified, with each director elected annually, following our 2022 annual meeting.

Majority Vote for Directors	We have a majority voting standard for election of directors in an uncontested election.
Majority Independent Board	In 2020, six of our seven directors were independent. Three of our four director nominees are independent; only our CEO is not independent.
100% Independent Committees	Each of our Audit, Compensation and Corporate Governance and Nominating Committees is composed of entirely independent directors.
Separate Chairman and CEO	Our Corporate Governance Guidelines require the Chairman of the Board and Chief Executive Officer positions to be separate.
Annual Board Evaluations	Each year our directors complete an evaluation of the full Board and its committees for the purpose of improving Board and committee processes and effectiveness.
Annual Board Skills Assessment

The Corporate Governance and Nominating Committee conducts an annual assessment of director experience, qualifications, attributes and skills needed for the Board to effectively oversee the interests of the Company.

Demonstrated Board Refreshment

The Board has appointed three new directors since 2018, including one female director and one racially diverse director, and reduced the size of our Board from ten to seven directors immediately following the 2020 annual meeting upon retirement of three of our long-standing directors.

Continued Focus on Board Diversity

We adhere to a formal Board Diversity Policy, pursuant to which we strive to select director nominees with diverse backgrounds, experiences, skills and perspectives. In 2019, in connection with his appointment as our Chief Executive Officer, the Board appointed Mr. Heo as a director, increasing the racial diversity of our Board. Our Board currently has one racially diverse director out of seven directors (or 14% of our Board).

Shareholder Right to Call a Special Meeting	Our shareholders holding 20% of our outstanding shares of common stock may call a special meeting of shareholders in accordance with our articles of incorporation.
No Supermajority Requirements	We do not have supermajority voting provisions in our articles of incorporation or by-laws.
Stock Ownership Guidelines

Our directors and executives are required to hold certain numbers of shares of our common stock and are prohibited from hedging or pledging the Company’s stock, subject to a limited exception for pledging.

No Shareholder Rights Plan	We have not implemented a shareholder rights plan, or “poison pill.”
Regular Executive Sessions	Our independent directors regularly meet in executive session without management present.
Governance Policies	We have adopted robust corporate governance guidelines and code of business conduct and ethics.

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Communications with our Board and Shareholder Engagement

Our Board values communicating and engaging with our shareholders to understand their views on important business, corporate governance and executive compensation matters.

Any shareholder may communicate with our Board (or with any individual director) by sending a letter by mail addressed to the Chairman of the Board of Directors of Gulf Island Fabrication, Inc., 16225 Park Ten Place, Suite 300, Houston, Texas, 77084 or by email to rheo@gulfisland.com. The Chairman of our Board or Chief Executive Officer, as applicable, will coordinate distribution of the correspondence to our full Board or relevant committee or Board members.

We engage in regular dialogue with our shareholders and their representatives. During 2020, our discussions collectively centered on the following topics: (1) strategy; (2) executive compensation; (3) project execution; and (4) improvements in personnel, processes and procedures.

Informed by discussions with certain of our shareholders, the Board has previously implemented certain changes to our governance, board and management structures, including adopting a majority voting standard for uncontested elections, removing the supermajority voting requirements in our articles of incorporation and by-laws, revising the threshold to call a special meeting to 20% of the outstanding shares of our common stock, adopting a Board Diversity Policy, increasing stock ownership guidelines for our directors, appointing a new Chief Executive Officer, electing a new Chairman of the Board, decreasing the size of the Board to seven directors, and amending and restating our articles of incorporation to declassify the Board on a phase-in basis.

Our Board has adopted a policy that recommends that all directors attend all meetings of our shareholders. At the last annual meeting of shareholders held on May 22, 2020, all then current members of our Board joined the virtual shareholders meeting.

Ethics and Business Conduct Related Policies

The Company maintains a Code of Ethics for our Chief Executive Officer and senior financial officers (our “Code of Ethics”) and a Code of Business Conduct and Ethics, which applies to all employees and directors, including our Chief Executive Officer and senior financial officers. These codes are posted on our corporate governance page at www.gulfisland.com under “Investors—Governance—Governance Documents.” Any substantive amendments to the Code of Ethics will be disclosed within four business days of such event on our website and will remain on our website for at least 12 months.

Director and Executive Officer Stock Ownership Guidelines

Our Corporate Governance Guidelines contain director and executive officer stock ownership guidelines that generally require: (1) directors to hold at least 15,000 shares of the Company’s stock, including any unvested restricted stock or restricted stock units, for the duration of their remaining tenure as a director of the Company, by the later of April 24, 2021 or five years from becoming a director and (2) executive officers to hold Company stock, including any unvested restricted stock or restricted stock units, in an amount equal to 2.0 times base salary in the case of the Chief Executive Officer and 1.25 times base salary in the case of all other executive officers by the later of April 30, 2021 or five years from becoming subject to such guidelines. With respect to the director ownership guidelines, the five-year compliance window will be increased by one year for every year the Board does not grant equity-based compensation to its non-employee directors.

As of March 31, 2021, all of our current directors, except Ms. Richard, exceeded their target ownership levels. Ms. Richard, who was appointed to the Board in October 2018, originally had until October 18, 2023 to reach her target ownership level. However, as disclosed under “Director Compensation,” we have not granted equity-based compensation to our non-employee directors since 2018. Accordingly, Ms. Richard’s compliance date has been extended by at least two years.

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Our executive officers have five years from the date of their respective appointments to attain their required ownership levels. All of our executive officers have been in their respective positions with the Company for less than five years. For more information regarding the stock ownership guidelines applicable to our executive officers, see “Executive Compensation—Narrative Description of Executive Compensation Program.”

Anti-Hedging and Pledging Policies

Our Corporate Governance Guidelines prohibit our directors and executive officers from entering into any hedging arrangements with respect to our securities. Specifically, the guidelines contain the following prohibition: “Directors and executive officers are prohibited from holding any Company stock in a margin account or engaging in any transaction that would have the effect of hedging the economic risk of ownership of their Company stock.”

Furthermore, directors and executive officers may not borrow against any account in which Company stock is held or pledge Company stock as collateral for a loan or for any other purpose, except that such insiders may pledge Company stock as collateral for a loan (not including margin debt) if:

•	such shares are not pledged as collateral for a margin loan;
•	such executive or director establishes that he or she has the financial capacity to repay the loan without resorting to the pledged securities;
•	such executive or director notifies our Secretary prior to the execution of documents evidencing the proposed pledge; and
•	such shares pledged will not be considered as owned for purposes of the stock ownership guidelines applicable to the executive or the director.

Finally, any pledging of or trading in Company stock by directors and executive officers must comply with any additional restrictions set forth in our Insider Trading Policy.

Consideration of Director Nominees

The Corporate Governance and Nominating Committee will regularly assess the appropriate size of our Board, as well as whether any vacancies on our Board are expected due to retirement or otherwise and whether such vacancies should be filled. The Corporate Governance and Nominating Committee will consider various potential candidates for director who may come to the attention of our Board through current members of our Board, professional search firms or shareholders during its annual review process. In the event of a vacancy, the Corporate Governance and Nominating Committee may recommend alternatively that the Board reduce its size. Each candidate brought to the attention of the Corporate Governance and Nominating Committee, regardless of who recommended such candidate, is evaluated in the same manner.

The identification and evaluation of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of the Board and the Company from time to time. The Corporate Governance and Nominating Committee believes that each potential director nominee should be evaluated based on his or her individual merits, taking into account the Company’s needs and the composition of the Board at the time. As a result, the Corporate Governance and Nominating Committee has not set specific, minimum qualifications that a director must meet in order for the Corporate Governance and Nominating Committee to recommend him or her to the Board, other than being under the age of 78 at the time of his or her election.

In evaluating nominees for membership on our Board, the Corporate Governance and Nominating Committee considers the Board membership criteria set forth in our Board Diversity Policy and in our Corporate Governance Guidelines. To that end, the Corporate Governance and Nominating Committee, when expanding the size of the Board or filling a vacancy on the Board, has committed to interviewing at least one candidate who would increase the gender, racial and/or ethnic diversity of the Board.

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Consistent with these policies, the Corporate Governance and Nominating Committee consistently seeks directors with integrity and proven business judgment, management ability and a diverse mix of backgrounds and experiences to build a capable, responsive, balanced and effective Board. In reviewing the qualifications of potential director nominees, the Corporate Governance and Nominating Committee considers many factors, including accounting and financial expertise, capital markets and banking experience, energy and energy service industry experience and expertise, environmental compliance and corporate responsibility expertise, human capital management experience, cybersecurity and technology expertise, senior corporate executive experience, industrial construction and fabrication management experience, legal and regulatory compliance expertise, marine industry experience, shipbuilding industry experience and other public company board experience.

Upon the recommendations of the Corporate Governance and Nominating Committee, nominations of directors and related matters are voted upon by the Board. Since Mr. Heo is a member of management and a non-independent director, he is not involved in the nominations process.

As set forth in our Corporate Governance Guidelines, our Corporate Governance and Nominating Committee will consider director candidates recommended by our shareholders for nomination for election to our Board. Any shareholder may suggest a nominee by sending the following information to our Board: (1) the proposing shareholder’s name, address and telephone number, (2) the number of shares of our common stock beneficially owned by the proposing shareholder and the suggested nominee, (3) the suggested nominee’s name, age, business and residential addresses and telephone number, (4) a statement that the suggested nominee knows that his or her name is being suggested by the proposing shareholder, and that he or she has consented to being suggested and is willing to serve, (5) the suggested nominee’s resume or other description of his or her background and experience and (6) the proposing shareholder’s reasons for suggesting that the individual be considered. The information should be sent to the Corporate Governance and Nominating Committee of our Board addressed as follows: Chairman - Corporate Governance and Nominating Committee of Gulf Island Fabrication, Inc., 16225 Park Ten Place, Suite 300, Houston, Texas, 77084.

In addition, we have advance notice procedures that permit a shareholder to present shareholder nominees at our annual shareholder meetings. For additional information regarding our advance notice procedures, see “Shareholder Proposals and Nominations for the 2022 Annual Meeting.”

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Director Compensation

In setting director compensation, we consider the significant amount of time directors dedicate in fulfilling their duties as directors, as well as the skill-level required by the Company to be an effective member of our Board. For 2020, the form and amount of director compensation was reviewed by the Compensation Committee and approved by our full Board.

Cash Compensation

In early 2017, following a review of director compensation by Aon Hewitt, the Compensation Committee’s independent consultant, the Board unanimously approved a non-employee director compensation program, which remained in effect until May 2018. However, considering the economic environment of the oil and gas and marine industries and in support of the Company’s efforts to reduce costs, effective May 1, 2018, the Board approved certain reductions to the fees paid to our non-employee directors, which remain in effect. Currently, our non-employee director compensation programs consists of the following cash components: (i) an annual fee paid to our Chairman of the Board of $126,000, (ii) an annual fee paid to each other non-employee director of $59,400, (iii) an additional annual fee of $12,000 paid to each of the chairs of the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee, and (iv) an additional annual fee of $12,000 paid to the Audit Committee Financial Expert. Directors do not receive additional fees for attending meetings of our Board and its committees; however, all directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of our Board and its committees. The table below summarizes total compensation paid to our directors.

Equity-Based Compensation

In previous years, our non-employee directors received equity-based compensation under our stock incentive plans. However, considering the ongoing challenges faced by the Company, the Board has not approved equity-based awards for our non-employee directors since 2018.

2020 Director Compensation

The table below summarizes compensation earned for 2020 for each non-employee director serving as a director during 2020. Mr. Heo (our chief executive officer during 2020) did not receive any compensation for his service as a director, and his compensation as an executive of the Company is reflected in the 2020 Summary Compensation Table on page 29.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Robert M. Averick	$54,450	$—	$54,450
Murray W. Burns	65,450	—	65,450
William E. Chiles	65,450	—	65,450
Gregory J. Cotter (3)	23,800	—	23,800
Michael A. Flick	95,090	—	95,090
Christopher M. Harding (3)	19,800	—	19,800
Michael J. Keeffe	72,773	—	72,773
John P. Laborde (3)	42,000	—	42,000
Cheryl D. Richard	54,450	—	54,450

______________________________

(1)	Reflects fees earned by our non-employee directors during 2020 for their service on our Board and its committees, as applicable.
(2)	Our non-employee directors did not receive equity-based awards during 2020. As of December 31, 2020, none of our non-employee directors had any unvested equity-based awards.
(3)	Messrs. Cotter, Harding and Laborde ceased serving on our Board on May 22, 2020, the date of the 2020 annual meeting of shareholders.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our articles of incorporation provide that the number of directors will be set forth in our by-laws. Our by-laws allow for the number of directors constituting the entire Board to be a range of not less than three nor more than twelve, with the exact number of directors to be fixed by a duly adopted resolution of the Board. The size of our Board is currently set at seven directors. In addition, our articles of incorporation previously provided for a Board consisting of three classes, and directors elected prior to the 2020 annual meeting of shareholders were elected to hold office for staggered terms of three years. At the 2020 annual meeting of shareholders, our shareholders approved an amendment to our articles of incorporation to declassify the Board and make our directors subject to annual election as each the term of each class of the Board expires. As a result, Mr. Averick, formerly a Class II director, was elected at the 2020 annual meeting of shareholders to serve until the next annual meeting. Furthermore, following our 2020 annual meeting, if there is a vacancy on the Board because the number of directors is increased or otherwise, any director elected or appointed to fill such vacancy will hold office for a term expiring at the next annual meeting. In all cases, each director will hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Beginning with our 2022 annual meeting of shareholders, the Board will be completely declassified and all directors, regardless of their original term of office, will be elected on an annual basis to serve terms expiring at the next annual meeting.

The terms of office of Messrs. Heo and Keeffe and Ms. Richard, each a Class III director, expire at the 2021 annual meeting. In addition, the term of office of Mr. Averick expires at the 2021 annual meeting. Our Board has nominated Messrs. Averick, Heo and Keeffe and Ms. Richard for election to our Board for terms expiring at the next annual meeting in 2022 and until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Messrs. Averick, Heo and Keeffe and Ms. Richard have consented to being named as nominees in this proxy statement and to serve as directors if elected.

In the unanticipated event that any nominee is unable to serve or for good cause will not serve as a candidate for director, the persons named in the enclosed proxy card will vote your shares of our common stock for a substitute candidate nominated by our Board, unless otherwise directed.

Directors are elected by the affirmative vote of a majority of the votes cast with respect to each director (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee), except in the event of a contested election, in which case directors are elected by the affirmative vote of a plurality of the votes cast (meaning the director nominees who receive the highest number of votes “for” their election are elected). A contested election occurs when the number of nominees for director exceeds the number of directors to be elected.

In the event an incumbent director nominee does not receive a majority of the votes cast in an uncontested election, such director must tender his or her resignation to the Corporate Governance and Nominating Committee, which will consider the director’s offer of resignation and recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. For additional information regarding the vote required and treatment of abstentions and broker non-votes, see “Questions and Answers about the 2021 Annual Meeting and Voting.”

Our Board unanimously recommends that you vote “FOR” the election of each of the four director nominees named in this proxy statement.

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Information about the Director Nominees, Continuing Directors and Executive Officers

The following table sets forth, as of March 31, 2021, for each director nominee, each other director of the Company whose term will continue after the 2021 annual meeting, and each of our executive officers, the age, any positions with the Company, principal occupations and employment during the past five years, and, if a director nominee or a continuing director, each such person’s directorships in other public corporations during the past five years and the year that such person was first elected a director of the Company. We have also included information about each continuing director and director nominee’s specific experience, qualifications, attributes, or skills that led our Board to recommend that our shareholders elect, such person to serve as one of our directors, in light of our business and Board structure at the time of such nomination. All executive officers serve at the pleasure of our Board. The director nominees have consented to being named as nominees in this proxy statement and to serve as directors if elected.

Name and Age	Positions with the Company, Principal Occupations, and Directorships in Other Public Companies	Director Since

Nominees for Election as Directors (to be annually elected with terms expiring in 2022 )

Robert M. Averick, 55

Mr. Averick has worked as a Portfolio Manager since 2012 at Kokino LLC, a private investment firm that provides investment management services to Piton Capital Partners LLC. Since 2016, Mr. Averick has served as a member of the board of directors of Amtech Systems, Inc., a publicly traded manufacturer of capital equipment. Mr. Averick has also served as a member of the board of directors of PhoneX Holdings, Inc. since 2020. Mr. Averick formerly served as a member of the board of directors of Key Technology, Inc., a manufacturer of process automation systems for food processing and other industries, from 2016 until the company’s sale in 2018.

Mr. Averick has more than 20 years of experience as a small-capitalization, value-driven public equity portfolio manager. His experience in finance, strategic planning and consulting, as well as his public company board experience, provide him with valuable skills and expertise and make him highly qualified to serve as a member of our Board, the Compensation Committee and the Corporate Governance & Nominating Committee.

Mr. Averick was originally appointed to the Board pursuant to a Cooperation Agreement by and among the Company, Piton Capital Partners LLC and Kokino LLC dated November 2, 2018, as amended on February 24, 2020, which will terminate following the 2021 annual meeting. Pursuant to the terms of the agreement, the Board appointed Mr. Averick to the Compensation Committee, effective November 3, 2018. Piton currently owns approximately 11.7% of the outstanding shares of the Company.

2018

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Name and Age	Positions with the Company, Principal Occupations, and Directorships in Other Public Companies	Director Since

Richard W. Heo, 50

Mr. Heo became President and Chief Executive Officer of the Company in November 2019. Prior to joining the Company, he served as Senior Vice President of North, Central and South America from 2018 to 2019 for McDermott International, Inc. (“McDermott”), a publicly traded multinational engineering, procurement, construction (“EPC”) and installation company, which merged with Chicago Bridge & Iron N.V. (“CB&I”), a publicly traded EPC company, in 2018. Mr. Heo served as Executive Vice President of Fabrication Services for CB&I from 2017 to 2018, and President of CB&I’s Engineered Products business unit from 2014 to 2017. Prior to joining CB&I, he served in various senior leadership positions at KBR, Inc., a publicly traded EPC company, from 2009 to 2014.

Mr. Heo’s experience in the engineering, fabrication and construction industry, as well as his business development and project execution experience and knowledge of publicly traded companies, and his role as Chief Executive Officer of the Company makes him highly qualified to serve as a member of our Board.

2019

Michael J. Keeffe, 69

Prior to his retirement in 2011, Mr. Keeffe was a Senior Audit Partner with Deloitte & Touche LLP (“Deloitte”). He had 35 years of public accounting experience with Deloitte, directing financial statement audits of public companies, principally in the oil field services, engineering and construction and offshore industries. He also served as a risk management and quality assurance partner in Deloitte’s consultation network. Mr. Keeffe previously served on the board and as chairman of the audit committee of Ultra Petroleum Corp., a publicly traded exploration and production company from 2012 to 2020.

Mr. Keeffe’s extensive accounting and financial expertise, particularly in our industry and related industries, makes him highly qualified to serve as a member of our Board and the Compensation Committee and as Chairman of the Audit Committee as well as our Audit Committee Financial Expert.

2014

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Name and Age	Positions with the Company, Principal Occupations, and Directorships in Other Public Companies	Director Since

Cheryl D. Richard, 65

Ms. Richard is a retired oil and gas executive, with more than 30 years of experience in the energy industry, including service with upstream, offshore drilling and related companies. From 2003 to 2010, Ms. Richard served as Senior Vice President of Human Resources & Information Technology for Transocean Ltd., a publicly traded offshore drilling contractor. From 2000 to 2003, she served as Vice President of Human Resources for Chevron Phillips Chemical Company. From 1980 to 2000, Ms. Richard served in various leadership roles for Phillips Petroleum Co. Ms. Richard holds certificates in cybersecurity from the CERT Division of Carnegie Mellon University and Harvard Extension School. Ms. Richard currently serves on the Supervisory Board of SBM Offshore N.V., a publicly traded offshore oil and gas production and services company.

Ms. Richard’s broad experience in our industry, including her experience in human resources, information technology and cybersecurity, makes her highly qualified to serve as a member of our Board, the Corporate Governance and Nominating Committee and the Compensation Committee.

2018
Continuing Class I Directors (terms expire in 2022)

Murray W. Burns, 75

Mr. Burns has worked as a project management, engineering and business development consultant through MBurns Consulting since 2013, and has 51 years of experience in the offshore oil and gas, engineering and construction industries. From 1980 to 2013, Mr. Burns was employed in various executive capacities by Technip USA, Inc. and its affiliates (“Technip”), which provide subsea, onshore/offshore and surface project management, construction and engineering. His roles with Technip included: Vice President—Offshore, Vice President—Topsides and Fixed Platforms, Vice President—Engineering Operations, and Vice President—Engineering, President and COO (Technip Upstream Houston Inc.). From 1976 to 1980, Mr. Burns served in various management positions at Petro-Marine Engineering, Inc., an engineering consulting firm specializing in services to the offshore petroleum and marine industries. Prior to 1976, Mr. Burns worked in various engineering capacities at Shell Oil Company, an oil and gas producer, marketer and manufacturer.

Mr. Burns’ experience and knowledge in engineering, fabrication, project execution and business development in the energy and offshore industries make him highly qualified to serve as a member of our Board and the Audit Committee and as Chairman of the Corporate Governance and Nominating Committee.

2014

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Name and Age	Positions with the Company, Principal Occupations, and Directorships in Other Public Companies	Director Since

William E. Chiles, 72

Since 2014, Mr. Chiles has served as Managing Partner of Pelican Energy Partners, a private equity fund specializing in energy services and manufacturing investments. From 2004 to 2014, Mr. Chiles served as President and CEO and as a director of the Bristow Group, Inc., a publicly traded global provider of offshore aviation services to the energy industry, and search & rescue services to the UK Maritime Coast Guard Agency, and served as a Senior Advisor and as CEO Emeritus from 2014 to 2016. From 2003 to 2004, he served as Executive Vice President and COO of Grey Wolf Inc., a publicly traded onshore oil and gas drilling company. From 2002 to 2003, he served as Vice President of Business Development of ENSCO International Incorporated (“ENSCO”). Prior to its merger with ENSCO, Mr. Chiles founded and served as CEO and President of Chiles Offshore, Inc. (“Chiles II”), a company that constructed and operated mobile offshore drilling rigs, from 1997 to 2002. From 1996 to 1997, he served as Senior Vice President-Drilling Operations for Cliffs Drilling Company (“Cliffs”). Prior to its acquisition by Cliffs in 1996, he founded and served as CEO and President of Southwestern Offshore Corporation, an offshore drilling operator, from 1992 to 1996. From 1977 to 1992, he served as CEO and President of Chiles Offshore Inc. (“Chiles I”), which he co-founded and was acquired by Noble Drilling in 1994. He began his career working offshore in the North Sea for Western Oceanic, Inc., and then served as VP - Domestic Operations in the U.S. Gulf of Mexico. Mr. Chiles served on the board of directors of Basic Energy Services, a publicly traded provider of wellsite services to oil and natural gas drilling and producing companies, from 2003 to 2016.

Mr. Chiles’ broad knowledge of the oil and gas industry and our customer base, as well as his executive and director experience with various publicly traded companies, make him highly qualified to serve as a member of our Board and the Audit Committee and as Chairman of the Compensation Committee.

2014

Michael A. Flick, 72

Mr. Flick is a retired banking executive. From 1970 to 1998, Mr. Flick was employed by First Commerce Corporation, a bank holding company, and First National Bank of Commerce, its wholly-owned subsidiary, in various executive capacities including Chief Credit Policy Officer, Chief Financial Officer and Chief Administrative Officer. Mr. Flick formerly served as a member of the board of directors of the Bristow Group, Inc., a publicly traded global provider of offshore aviation services to the energy industry, and search & rescue services to the UK Maritime Coast Guard Agency, from 2006 to 2016, including as chairman of the compensation committee.

Mr. Flick’s history with the Company, experience in the banking and financial services industries, his role as a Chief Financial Officer and his public company board experience provide him with extensive knowledge of financial reporting, legal and audit compliance and risk management, making him highly qualified to serve as the Chairman of our Board and a member of the Audit Committee and the Corporate Governance and Nominating Committee.

2007

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Name and Age	Positions with the Company, Principal Occupations, and Directorships in Other Public Companies

Current Executive Officers not Serving as Directors

Westley S. Stockton, 49

Mr. Stockton has served as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company since September 2018. Prior to joining the Company, Mr. Stockton served as Senior Vice President and Chief Accounting Officer for Chicago Bridge & Iron Company N.V. (“CB&I”), an engineering, procurement and construction company, from 2008 to 2018, and prior to that served in senior leadership positions within financial operations and mergers and acquisitions for CB&I from 2002 to 2008. From 1994 to 2002, Mr. Stockton, a certified public accountant, worked in public accounting for PricewaterhouseCoopers and Arthur Andersen in audit-related roles.

James L. Morvant, 48

Mr. Morvant has served as Senior Vice President – Fabrication & Services Division since February 2020 and previously served as Vice President – Services Division from 2019 to 2020 and Manager of Offsite for the Services Division from 2013 to 2019. He also served in various capacities, including inshore manager, project manager and estimating manager for the Services Division from 2000 to 2013. Prior to joining the Company, Mr. Morvant worked in various capacities, including project manager and design engineer, for various oil and gas services and shipbuilding companies.

Christian G. Vaccari, 61

Mr. Vaccari has served as Senior Vice President – Shipyard Division since June 2019 and previously served as Senior Vice President – Business Development for the Shipyard Division from 2016 to 2019. Prior to joining the Company, Mr. Vaccari served as President and CEO of LEEVAC Shipyards (“LEEVAC”), a private marine fabrication company, from 2006 to 2016. Prior to his time with LEEVAC, Mr. Vaccari co-founded and served as Chairman and CEO of Hornbeck-LEEVAC Marine Services, co-founded Audubon Capital Fund I, LP SBIC and co-founded Riverbarge Excursion Cruise Lines.

Thomas M. Smouse, 61

Mr. Smouse has served as Vice President and Chief Human Resource Officer since February 2020. Prior to joining the Company, Mr. Smouse served as Managing Director – Human Capital for EBL Advisors, a management consulting company, from 2017 to 2020 and Vice President – HR and Administration for Newfield Exploration, a public oil and gas exploration and production company, from 2014 to 2017. Prior to 2014, Mr. Smouse served in various human resources leadership positions at Noble Energy, Anadarko Petroleum, BP, Vastar Resources and ARCO.

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Executive Compensation

Narrative Description of Executive Compensation Program

Executive Summary

Introduction

This section of the proxy describes and analyzes our executive compensation program for 2020 for our NEOs listed below, and should be read in conjunction with the Executive Compensation Tables and the advisory vote that we are conducting on the compensation of our NEOs (see “Proposal 2: Advisory Vote on the Compensation of our Named Executive Officers”).

•	Richard W. Heo, President and Chief Executive Officer
•	Westley S. Stockton, Executive Vice President, Chief Financial Officer, Treasurer and Secretary
•	Christian G. Vaccari, Senior Vice President – Shipyard Division

Recent Compensation Actions

•

2019 LTIP Focused on Performance.  In 2019, the Compensation Committee (referred to in this section only as the “Committee”), approved a new LTIP design for the Company’s NEOs for 2019 (other than Mr. Heo, who did not participate in the program), including the following significant changes from our previous LTIP design:

o	50% Reduction of Target LTIP Value – Our NEOs’ aggregate target LTIP award was reduced by 50% compared to the 2017 and 2018 awards to our NEOs.
o

Elimination of Time-Based Component – We delivered 100% of each NEO’s target LTIP award in the form of a performance-based award, except for Mr. Stockton, who also received a time-based award in the form of RSUs in light of his recent affiliation with the Company.

o

New Performance Metric – The total shareholder return (“TSR”) metric previously used for performance-based awards was replaced with an annual income metric with targets for each of the three years in the performance period, supporting the Company’s focus on improving financial results.

•

2020 LTIP Focused on Retention.  In 2020, the Committee approved the LTIP design for 2020, which continued to maintain a reduction in the aggregate target LTIP award to our NEOs compared to the 2017 and 2018 awards to our NEOs. However, in light of the current industry outlook and the Company’s financial condition, retention concerns for our NEOs given their recent affiliations with the Company in the case of Messrs. Heo and Stockton and recent appointment to his position in the case of Mr. Vaccari, and to align the executive team’s interests with those of our shareholders, each NEO’s 2020 LTIP award was delivered solely in the form of RSUs.

•

2020 Retention Program.  In light of the current industry outlook and the Company’s financial condition and retention concerns for our executive officers, including our NEOs given their recent affiliations with the Company in the case of Messrs. Heo and Stockton and recent appointment to his position in the case of Mr. Vaccari, the Committee approved special cash retention awards for certain of the Company’s executive officers.

•	Incentive Programs Pay Out Based on Performance.
o

Annual Incentive Awards – Annual incentive awards for 2020 for our NEOs related to our annual cash incentive program (“AIP”) were based on specific targets related to EBITDA, FCF, safety, and individual performance objectives. Based on our 2020 performance, our NEOs earned annual cash payouts representing approximately 36% to 45% of their target annual cash incentive awards.

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Long-term Performance Awards – The performance period for our 2018 LTIP performance awards and for the second tranche of our 2019 LTIP performance awards ended in 2020. The Company did not achieve the applicable performance targets associated with these awards, and accordingly, the awards were not earned and were forfeited.

•

Executive Salary Reductions.  Given the economic environment of the oil and gas and marine industries and challenges faced by the Company, including the uncertainty created by the effects of the COVID-19 pandemic and the significant decline and volatility in oil prices, our executive officers voluntarily reduced their base salaries effective May 1, 2020, with our chief executive officer reducing his base salary by 25%.

Pay Philosophy

The Committee is responsible for designing, implementing and administering a compensation program for executive officers that ensures appropriate linkage between pay, Company performance, and returns for shareholders, while at the same time discouraging unnecessary or excessive risk-taking. The Committee seeks to increase shareholder return by rewarding performance with cost-effective compensation and ensuring that we attract and retain the best executive talent available. While our executive officer compensation program is simple in design, we believe it serves the Company well by providing a mix of annual cash compensation, including base salary and performance-based annual incentive awards, and long-term awards through our LTIP. Our executive compensation program is designed to align the interests of our management with those of our shareholders. Our primary compensation principle, pay for performance, supports this objective. For example, the AIP for our NEOs includes key performance indicators for EBITDA, FCF, safety, and individual performance objectives, and the performance awards under our 2019 LTIP were structured to focus our executives on improving financial results. Given the senior management turnover we have experienced in recent years, and considering the current industry outlook and the Company’s financial condition, we are also focused on ensuring that we are able to retain key executive talent. As a result, during 2020 the Committee implemented a management retention program and also delivered the 2020 LTIP solely in RSUs.

Key Characteristics of our Executive Compensation Program Aligned with Shareholder Interests

We design our executive compensation program to be performance driven, competitive with the market and responsibly governed to mitigate excessive risk-taking.

Strong Alignment with Shareholders (What We Do)

☑Pay for Performance. We emphasize variable pay contingent upon a combination of financial and operational performance.

☑Stock Ownership Guidelines. We reinforce the alignment of shareholders and our executives and directors by requiring that specific target levels of stock ownership be met and subsequently maintained.

☑Independent Oversight. The Compensation Committee is comprised of independent directors and engages the services of an independent compensation consultant as needed.

☑Performance-Based Long-Term Incentives. We typically grant performance-based long-term incentive awards for which value is contingent upon our performance.

☑Comprehensive Risk Assessment. The Compensation Committee continually monitors compensation policies, programs and practices with its independent compensation consultant and outside counsel to ensure that they discourage excessive risk taking.

☑Cap Annual Cash Incentive Awards and LTIP Awards. Our AIP and LTIP performance awards include a cap on the maximum payout.

☑Clawback Policy. If an individual engages in gross negligence or intentional misconduct resulting in (i) a restatement of the Company’s financial statements and/or (ii) an increase in an incentive award payable to such individual, the Company may recover all or a portion of an award made under our AIP or LTIP.

☑Shareholder Engagement. We engage with shareholders to discuss matters of interest.

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Strong Governance Principles (What We Do Not Do)

☒Tax Gross-ups. No excise tax gross-ups.

☒Pledging or Hedging Company Stock. Prohibitions on hedging and limitations on pledging of Company stock by directors and executive officers. See also “Corporate Governance; Our Board of Directors and Its Committees—Anti-Hedging and Pledging Policies” on page 13.

☒Automatic Base Salary Increases. The base salaries of our NEOs are reviewed annually and, other than minimal increases in 2020, have not been materially increased since 2014.

☒Perquisites. No significant compensation in the form of perquisites for NEOs.

☒Dividend Equivalents. In the event the Company pays dividends, no dividend equivalents are paid on any unearned restricted stock unit awards.

☒Employment Agreements. The Company has no employment agreements with executive officers.

Historical Support of Say-on-Pay; Continued Re-evaluation of our Executive Compensation Program

At our 2020 annual meeting, we held a non-binding shareholder advisory vote on executive compensation (“say-on-pay”). Similar to results in the previous year, our shareholders approved our 2020 executive compensation, with more than 76% of voting shareholders casting their vote in favor of the say-on-pay resolution, excluding abstentions and broker non-votes which are not considered votes cast. Based on feedback from our shareholders, we believe this decline in support from the approximate 87% support received in 2019 was a result of the severance payments made to our former chief executive officer. The Committee continues to monitor our executive compensation program in the context of current and emerging market practice.

In light of the Company’s recent performance and the continuing downturn in the oil and gas and marine industries, beginning in 2019 and continuing into 2021, the Committee has been re-evaluating our annual and long-term incentive programs. The Committee is committed to establishing programs that continue to meet our stated goals of ensuring an appropriate linkage between pay, Company performance, and returns for shareholders, while also ensuring that we attract and retain the best executive talent available. The Committee will revise our executive compensation program, as it believes necessary, to strengthen alignment with shareholder perspectives and address changing business, industry and economic conditions.

Components of Executive Compensation

The principal components of our executive officer compensation program for 2020 were salaries, annual cash incentives and long-term incentive compensation. The Committee reviewed and quantified all components of our executive officer compensation (including salary, annual cash incentives, and non-equity and equity long-term incentive compensation), including the current value of outstanding non-equity and equity awards, and the incremental cost to the Company of all perquisites and other benefits for 2020, and determined that such officers’ total compensation in the aggregate is reasonable and not excessive.

Salaries

Our philosophy is that base salaries, which provide fixed compensation, should meet the objective of attracting and retaining the executive officers needed to manage our business successfully. The actual salaries of our executive officers are based on their individual levels of responsibility and the Committee’s general knowledge of the competitive compensation levels in the energy and marine industries. Except for increases to the base salaries of Messrs. Stockton and Vaccari during 2020 solely to include the amounts payable under their annual automobile allowances, which were subsequently eliminated, the Committee has not recommended base salary increases for our NEOs since 2014. Further, effective May 1, 2018, the Board, following the Committee and management’s recommendation, approved a 5% reduction in the salaries of our NEOs serving at the time.

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Mr. Heo joined the Company effective November 14, 2019, with an annual base salary of $487,000. However, given the economic environment of the oil and gas and marine industries and challenges faced by the Company, including the uncertainty created by the effects of the COVID-19 pandemic and the significant decline and volatility in oil prices, our executive officers voluntarily reduced their base salaries effective May 1, 2020, with Mr. Heo reducing his base salary by 25%. These voluntary salary reductions continue to be in effect as of the date of this proxy statement.

Annual Cash Incentives

Our AIP is designed to reward executive officers and other key employees for their contributions based on achievement of certain annual performance objectives. Consistent with prior year programs, in 2020 the Committee approved the performance measures and targets applicable to the AIP for 2020, which included performance objectives and defined targets related specifically to (i) financial performance (EBITDA and FCF), (ii) safety (Lost Time Incident Rate (“LTIR”) and Total Recordable Incident Rate (“TRIR”)), and (iii) individual performance objectives.

The Committee believes that these are appropriate measures on which to base our AIP because they drive our executives to improve operational execution, efficiencies and profitability. The Committee continually monitors the measures and targets to assure their competitiveness and that the targets are consistent with the compensation strategy for incentive compensation and for total compensation without encouraging excessive risk-taking. With respect to the EBITDA and FCF targets for 2020, the Committee recommended targets that were consistent with the Company’s annual business plan.

The table below summarizes the 2020 performance measures and targets and the determination of annual cash incentives paid for 2020 performance to our NEOs:

2020 AIP Measures and Results

Performance Measure	Weighting	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Percent of Target Achieved
EBITDA (1)	40%	$2,600,000	$6,600,000	$14,600,000	$ <Threshold	0%
FCF (2)	20%	$(11,200,000)	$(7,200,000)	$800,000	$ <Threshold	0%
Safety - LTIR	10%	0.16	0.08	0.00	0.00	20.0%
Safety - TRIR	10%	1.19	0.80	0.40	0.57	15.8%
Individual Objectives	20%	n/a	n/a	n/a	(3)	(3)

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(1)	EBITDA is a non-GAAP measure and is calculated as operating gain or loss added to depreciation and amortization.
(2)

FCF is a non-GAAP measure and is calculated as EBITDA adjusted for the effect of changes in working capital, where working capital is contract receivables, contract assets and inventory less accounts payable and contract liabilities.

(3)

In 2020, the Committee approved individual performance objectives for our NEOs summarized as follows. Mr. Heo’s objectives included strategic objectives, shareholder outreach, executive team succession planning. Mr. Stockton’s objectives included asset sales, credit facility amendments and progress on funding and cost reduction initiatives. Mr. Vaccari’s objectives included matters focused on the Company’s Shipyard Division operations. Following the end of the year, the Committee determined that the NEOs had achieved their objectives as follows: Mr. Heo – 90%, Mr. Stockton – 80%, and Mr. Vaccari – 50%. However, given the Company’s overall performance during the year, and in particular, the performance of its Shipyard Division, management recommended and the Committee approved a 50% reduction in the achievement percentages for Messrs. Heo and Stockton and a 100% reduction in the achievement percentage of Mr. Vaccari.

Under the 2020 AIP, each NEO has a target annual incentive (expressed as a percent of base salary), with a threshold for each performance measure (except the individual performance objectives which have no minimum threshold amount) equal to 50% of target and a maximum equal to 200% of target. If actual results fall between performance levels, payouts are determined by using straight-line interpolation. Notwithstanding the Company’s performance, the Committee retains the right to reduce or eliminate the payout amounts.

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The actual annual cash incentive payouts for our NEOs as compared to their target payouts for 2020 were as follows:

Named Executive Officer	Base Salary	Target Annual Cash Incentive (% of base salary)	Target Annual Cash Incentive	Earned Incentive (% of target) - see table above	Earned Incentive
Mr. Heo	$487,000	100%	$487,000	44.8%	$218,176
Mr. Stockton	342,000	80%	273,600	43.8%	119,837
Mr. Vaccari	335,200	60%	201,120	35.8%	72,001

2020 Cash Retention Awards

In light of the current industry outlook and the Company’s financial condition and retention concerns for our executive officers, including our NEOs given their recent affiliations with the Company in the case of Messrs. Heo and Stockton and recent appointment to his position in the case of Mr. Vaccari, in March 2020 the Committee approved special retention awards for certain of the Company’s executive officers, including our NEOs, payable in cash conditioned on the executive officers continued employment with the Company through a specified payment date, payable in either one or two installments during 2020. Mr. Heo’s cash retention award was $200,000, Mr. Stockton’s cash retention award was $150,000, and Mr. Vaccari’s cash retention award was $50,000, and all were paid on December 31, 2020.

Long-term Incentives

Our LTIP is designed to promote retention of our executive officers and other key employees and to reward executive officers and other key employees for their contributions based on achievement of certain long-term performance objectives. Under our LTIP design prior to 2019, our executive officers received a combination of (i) time-based RSUs, which vested in equal annual installments over a three-year period, and (ii) long-term performance awards, denominated in cash, which vested after a three-year performance period based on the Company’s TSR relative to a group of peer companies. However, in support of the Company’s focus on improving financial results, the Board replaced the TSR metric with annual consolidated net income targets for the 2019 long-term performance awards. Accordingly, one-third of the performance award is earned each year in the performance period, provided the applicable income target for the year is achieved, or is forfeited if the applicable target is not achieved. Unlike our prior long-term performance awards, the 2019 performance awards do not provide for a payout in excess of the target value based on performance. In addition, for 2019 the Board eliminated the time-based RSU component of the LTIP, thereby reducing the aggregate LTIP award by 50% compared to the 2017 and 2018 awards to our NEOs and resulting in an LTIP based solely on performance. Mr. Heo, who joined the Company as Chief Executive Officer in November 2019, did not receive a 2019 long-term performance award. Mr. Stockton also received time-based awards in the form of RSUs in light of his recent affiliation with the Company.

In March 2020, the Committee approved the LTIP design for the Company’s executive officers for 2020, which continued to maintain a reduction in the aggregate target award to our NEO’s compared to the 2017 and 2018 awards to our NEOs. However, in light of the current industry outlook, the Company’s current financial condition, retention concerns for our NEOs given their recent affiliations with the Company in the case of Messrs. Heo and Stockton and recent appointment to his position in the case of Mr. Vaccari, and to align the executive team’s interests with those of our shareholders, each NEO’s 2020 LTIP award was delivered solely in RSUs. As in previous years, the RSUs vest in equal annual installments over a three-year period.

LTIP Performance Award Results

In March 2021, the Committee certified the results of the performance awards with performance periods ending in 2020, as follows:

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2018 Performance Awards: The 2018 performance awards had a three-year performance period ended December 31, 2020, and payout was based on the Company’s TSR compared to the TSR of the Simmons TSR Peer Group (see page 28 for information about the companies in the Simmons TSR Peer Group applicable to the 2018 performance awards). The executives could earn between 0% and 150% of the target performance award based on the Company’s TSR percentile compared to the peer companies, with the payout subject to a 50% reduction if the Company’s TSR was negative. Our TSR as of the end of the performance period ranked below the threshold performance target, and accordingly, the 2018 performance award was not earned and was forfeited.

•

2019 Performance Awards: The 2019 performance award has three, one-year performance periods ended December 31, 2019 and 2020, and ending December 31, 2021. One-third of the performance award is earned each year in the three-year performance period provided the applicable income target for the year is achieved, or is forfeited, if the applicable target is not achieved. The second tranche of the award with a performance period ended December 31, 2020, was based on the Company achieving a target consolidated net income of $8.0 million for 2020. The Company had a consolidated net loss for 2020, thus it did not achieve the 2020 income target, and accordingly, the second tranche of the 2019 award was not earned and was forfeited. The first tranche of the 2019 award with a performance period ended December 31, 2019, was similarly not earned and was forfeited in the prior year.

Perquisites

We provide very limited perquisites and personal benefits to our NEOs, consisting solely of disability benefits. As noted above, for 2020 the Committee eliminated annual automobile allowances, and increased the base salary of each NEO receiving the benefit to include such amount.

Post-Employment Compensation

We maintain a retirement plan qualified under Section 401(k) of the Internal Revenue Code that is available to all qualified employees. Our NEOs participate in this retirement plan under the same terms as all eligible employees. In addition, we have historically maintained change of control agreements with our Chief Executive Officer and Chief Financial Officer. We believe that severance protections, when provided in the context of a change of control transaction, can play a valuable role in attracting and retaining key executives. The occurrence, or potential occurrence, of a change of control transaction can create uncertainty regarding the continued employment of these executive officers. This uncertainty occurs because many change of control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our executive officers to remain employed with the Company during a critical time when their prospects for continued employment following the transaction are often uncertain, we have elected to provide severance benefits if their employment is terminated by the Company without cause or, in limited circumstances, by the executive for good reason in connection with a change of control. Because we believe that a termination by the executive for good reason may be conceptually the same as a termination by the Company without cause, and because we believe that in the context of a change of control, potential acquirers would otherwise have an incentive to constructively terminate the executive’s employment to avoid paying severance, we believe it is appropriate to provide severance benefits in these circumstances. We do not provide excise tax gross-up protections in our change of control arrangements.

We do not believe that our executive officers should be entitled to receive cash severance benefits merely because a change of control transaction occurs. Under the prior change of control agreements, which expired on February 28, 2021 and have not yet been renewed, the payment of cash severance benefits is only triggered by an actual or constructive termination of employment within 18 months following a change of control (i.e., a “double trigger”). In addition, our long-term incentive awards are also “double trigger,” with vesting (in the case of RSUs) and payout (in the case of performance awards) only accelerating as a result of an actual or constructive termination of employment occurring within a certain period of time following a change of control. In addition, any outstanding performance awards granted to our executive officers are converted to time-based awards at their target values immediately upon a change of control. This treatment of the equity and performance awards in connection with a change of control applies to all award recipients, not just our NEOs.

These benefits are described below under “Potential Payments upon Termination or Change of Control.”

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Executive Compensation Processes and Policies

Committee Processes and Role of Advisors

The Committee typically meets following the end of each calendar year to review the performance of the Company and its executives. At this meeting, all compensation recommendations are made, including recommendations regarding adjustments to the annual base salaries of the executive officers, if any, as well as determination of payouts under our annual and long-term incentive programs for completed years and establishment of performance measures and targets for the current year's programs. The Committee has not delegated authority to any officer to grant equity awards. The Board typically makes compensation decisions based on the Committee’s recommendations at a separate meeting of the Board following the Committee meeting.

The Committee engages an independent compensation consultant as it deems necessary to review and evaluate our compensation practices and policies. During 2018, which was the last time the Committee engaged a consultant, Aon Hewitt provided various executive compensation services to our Committee, including advising our Committee on our annual and long-term incentive programs, selection of an appropriate peer group, evolving industry practices and providing market information and analysis regarding the competitiveness of our program design. Consistent with our Committee’s policy, no compensation consultant providing services to the Committee provides any services to the Company’s management. As required by SEC rules, the Committee assessed the independence of Aon Hewitt and concluded that Aon Hewitt’s work did not raise any conflicts of interest.

Our Chief Executive Officer attends the Committee’s meetings, assists in the Committee’s evaluation of Company and executive officer performance (other than himself), and recommends the specific elements and amounts of compensation to be paid to the executive officers. Our Chief Executive Officer is not present or otherwise involved when the Committee reviews his performance and develops recommendations regarding his compensation.

Peer Comparisons

For purposes of measuring the Company’s TSR, which was used by the Committee to calculate the payout earned, if any, for our 2018 performance awards, the Committee used the Simmons & Company Offshore Construction Services & Infrastructure Group (the “Simmons TSR Group”). While we do not necessarily compete for executive talent with each of the companies within the Simmons TSR Group, the Simmons TSR Group provided the Committee with an independently selected group of public companies from the offshore construction services industry against which to measure TSR performance.

As of December 31, 2020, the following companies were included in the Simmons TSR Group:

Simmons TSR Group
Helix Energy Solutions Group, Inc.	Prosafe SE
Subsea 7 SA	Saipem SpA
MODEC, Inc.	SBM Offshore N.V.
Oceaneering International, Inc.

Stock Ownership Guidelines and Retention Requirements for Officers

Our Board has adopted stock ownership guidelines for directors, executive officers and other key employees that are included in our Corporate Governance Guidelines, which are posted on our website, www.gulfisland.com, under the “Investors—Governance—Governance Documents” caption. Executive officers are required to hold Company common stock, including unvested restricted stock or shares issuable under unvested RSU awards, in an amount equal to 2.0 times base salary for our Chief Executive Officer and 1.25 times base salary for our other executive officers. Shares are valued as of the greater of the market price on the measurement date or, if the shares were earned pursuant to an equity award, the grant date valuation. As of March 31, 2021, Messrs. Heo and Stockton meet their target ownership levels. Officers are expected to reach this level of holdings on or prior to the later of April 30, 2021, or the five-year anniversary of the date they first became subject to the stock ownership guidelines. Mr. Vaccari did not become subject to the guidelines until 2019, thus is not required to comply with the guidelines until 2024.

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To the extent any executive officer or other key employee subject to the stock ownership requirements fails to satisfy this requirement at any time as a result of a decline in the price of the Company’s common stock, such officer is prohibited from selling any shares until such time as he or she regains compliance with the stock ownership requirements.

Clawback Policy

Beginning with the LTIP awards in 2015, the Company included a clawback provision in all of its award agreements enabling the Company to recover a portion or all of the annual and/or long-term incentive compensation granted to an executive or other key employee if the officer or other key employee engaged in grossly negligent or intentional misconduct that (i) required the Company to restate its financial statements and/or (ii) resulted in an increase in the amount of incentive compensation that would otherwise be payable to such individual. Additionally, all of our award agreements provide that they are subject to any clawback policies the Company may adopt in the future in order to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Executive Compensation Tables

As a “smaller reporting company,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, we are subject to certain scaled disclosure requirements regarding executive compensation. The table below summarizes the total compensation paid to or earned by our NEOs for fiscal years 2019 and 2020. The amounts represented in the “Stock Awards” column reflect the estimated fair value of the equity awards on the grant date and do not necessarily reflect the income that will ultimately be realized by our NEOs for these awards.

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation	Total
Richard W. Heo (5) – President and Chief Executive Officer	2020	$405,849	$200,000	$759,992	$218,176	$710	$1,584,727
	2019	64,155	60,875	439,000	–	36,850	600,880
Westley S. Stockton – Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2020	307,812	150,000	380,007	119,837	710	958,366
	2019	330,000	–	349,999	49,701	12,628	742,328
Christian G. Vaccari – Senior Vice President, Shipyard Division	2020	302,716	50,000	190,003	72,001	710	615,430
	2019	325,000	–	–	39,770	6,578	371,348

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(1)

Amounts for 2020 reflect (i) increases for Messrs. Stockton and Vaccari related to the elimination of their automobile allowances, and (ii) the voluntary salary reductions of our executives effective May 1, 2020. See “Salaries” beginning on page 24 for more information.

(2)

Amounts for 2020 represent cash retention awards granted to the executives in March 2020, which paid out on December 31, 2020 following completion of the required service period. See “Annual Cash Incentives—2020 Cash Retention Awards” beginning on page 26 for more information.

(3)

Amounts reflect the aggregate grant date fair value of RSUs granted during the period, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 based on the closing price of our common stock on the grant date.

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(4)	Amounts represent payouts under our AIP. See “Annual Cash Incentives” beginning on page 25 for additional information regarding the structure and payout opportunities under our AIP for 2020.
(5)	Mr. Heo joined the Company as President and Chief Executive Officer on November 14, 2019.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2020, our NEOs had the following outstanding equity awards:

		Stock Awards (1)
Name	Date of Grant	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (2)	Vesting Schedule
Richard W. Heo	11/14/2019	66,667	$204,000	33% on November 14, 2021 and on the next anniversary thereof
	3/9/2020	199,998	611,994	33% on March 9, 2021 and on the next two anniversaries thereof
Westley S. Stockton	9/12/2018	16,666	51,000	100% on September 12, 2021
	5/8/2019	27,581	84,397	50% on May 8, 2021 and on the next anniversary thereof
	3/9/2020	100,002	306,006	33% on March 9, 2021 and on the next two anniversaries thereof
Christian G. Vaccari	2/21/2018	7,215	22,078	100% on February 21, 2021
	3/9/2020	50,001	153,003	33% on March 9, 2021 and on the next two anniversaries thereof

____________________________

(1)

In addition to the stock awards reflected in the table as of December 31, 2020, Mr. Vaccari had an outstanding 2018 performance award, which is denominated in and payable in cash but is considered a share-based award under ASC Topic 718 due to its payout being based on the Company’s achievement of a relative TSR performance measure after a three-year performance period. In March 2021, the Committee determined that the Company did not achieve the threshold performance target, and accordingly, the 2018 performance award was not earned and was forfeited.

(2)	Amounts are valued based upon the closing price of our common stock as of December 31, 2020 of $3.06.

Potential Payments upon Termination or Change of Control

As of December 31, 2020, we were party to a change of control agreement with each of Messrs. Heo and Stockton, providing for severance protections in the event of an actual or constructive termination following a change of control (as defined in the agreements), as described below. These change of control agreements expired on February 28, 2021 and have not yet been renewed.

Change of Control Agreements—Messrs. Heo and Stockton. As of December 31, 2020, the change of control agreements with Messrs. Heo and Stockton entitled each executive to receive additional benefits in the event of the termination of his employment under certain circumstances following a change of control. The agreements provided that if, during the 18-month period following a change of control, the Company or its successor terminates the executive other than by reason of death, disability or cause, or the executive voluntarily terminates his employment for good reason, he would receive:

•	any accrued but unpaid salary and a pro-rata bonus (as defined below) for the year in which he was terminated;

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a lump-sum cash payment equal to 1.5 times the sum of (a) Mr. Heo’s base salary in effect at the time of termination and (b) the greater of the highest annual bonus awarded to Mr. Heo during the three fiscal years immediately preceding the termination date or his target annual bonus for the year of termination (given that Mr. Heo has not been with the Company for a full three fiscal years as of the date of the change of control agreement with Mr. Heo); and

•

continuation of insurance and welfare benefits until the earlier of (a) December 31 of the first calendar year following the calendar year of the termination or (b) the date Mr. Heo accepts new employment.

For purposes of the agreements, the pro-rata bonus is calculated as (a) the greater of the average of the annual bonuses received by the executive in the three most recently completed fiscal years immediately preceding the termination date or his target annual bonus for the year of termination, and (b) multiplied by the fraction obtained by dividing the number of days in the year through the termination date by 365. In addition, for purposes of the agreements, a “change of control” will generally have occurred upon:

•	the acquisition by any person of beneficial ownership of 30% or more of the outstanding shares of the Company’s common stock;
•

our incumbent Board and individuals whose election or nomination to serve on our Board was approved by at least two-thirds of our Board and not related to a proxy contest ceasing for any reason to constitute at least a majority of our Board;

•	the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company; or
•	approval by the Company’s shareholders of a complete liquidation or dissolution of the Company.

No Excise Tax Gross-Ups. We do not provide excise tax gross-up protections in any of our change of control arrangements with our executive officers. If any part of the payments or benefits received by the executive in connection with a termination following a change of control constitutes an excess parachute payment under Section 4999 of the Internal Revenue Code, the executive will receive the greater of (1) the amount of such payments and benefits reduced so that none of the amount constitutes an excess parachute payment, net of income taxes, or (2) the amount of such payments and benefits, net of income taxes and net of excise taxes under Section 4999 of the Internal Revenue Code.

Award Agreements under the LTIP. The terms of the outstanding awards under our LTIP (which include RSUs and performance awards) generally provide that the subject award will be forfeited if the award recipient terminates employment prior to the vesting of the award, except under certain limited circumstances described below. In addition, a change of control alone will not automatically result in an acceleration of the vesting or payout of outstanding awards (as discussed above).

The following summarizes the effect of a termination of employment under certain scenarios on the outstanding long-term incentives held by our NEOs:

•

Restricted Stock Units – Except in the context of a change of control, upon a recipient’s termination for any reason, all outstanding unvested RSUs will be forfeited. In connection with a change of control, the RSUs will vest in full if the recipient is terminated by the Company without cause or terminates with good reason within one year following the change of control.

•

Performance Awards – Unless otherwise noted below, termination of employment results in forfeiture of the performance awards. Upon a recipient’s termination of employment due to death, disability, retirement or by the Company without cause, a pro rata portion of the award (reflecting the portion of the applicable performance period before termination) will not be forfeited nor accelerate, but will remain outstanding and vest following the end of the performance period, provided the applicable performance condition is met. In the event of a change of control, outstanding performance awards will convert into a time-based cash award at the target level, which will vest on the earlier of the last day of the applicable performance period or the date the recipient’s employment is terminated without cause.

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The following table quantifies the potential payments to our current NEOs under the contracts, arrangements or plans discussed above, in connection with a termination of employment by the Company without cause or by the NEO with good reason following a change of control, assuming a December 31, 2020, termination date, and where applicable, using the closing price of our common stock of $3.06 (as of December 31, 2020). The table above does not include amounts that may be payable under our 401(k) plan.

Name	Pro-Rata Bonus (1)	Severance Payment	Performance Awards (2)	RSUs (Unvested and Accelerated)	Welfare Benefits	Total (3)
Richard W. Heo	$487,000	$1,461,000	$–	$815,995	$19,881	$2,783,876
Westley S. Stockton	273,600	923,400	166,667	441,402	19,518	1,824,587
Christian G. Vaccari	–	–	116,667	175,081	–	291,748

____________________________

(1)	In addition, Messrs. Heo and Stockton would receive the pro-rata bonus in connection with a termination due to death, disability or retirement following a change of control.
(2)	The performance awards convert to time-based awards at the target values, and will only accelerate upon a termination without cause following a change of control.
(3)

As discussed in the narrative preceding the table, pursuant to the terms of each of Mr. Heo and Mr. Stockton’s change of control agreement, the total payments may be subject to reduction if such payments result in the imposition of an excise tax under Section 280G of the Internal Revenue Code.

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PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required to provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act and the rules of the SEC (commonly referred to as a “say-on-pay” vote). This vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs and our compensation philosophy and practices as disclosed under the “Executive Compensation” section of this proxy statement. This disclosure includes the “Narrative Description of Executive Compensation Program” and the executive compensation tables and accompanying narrative disclosures.

At last year’s annual meeting, we provided our shareholders with the opportunity to cast a non-binding advisory vote regarding the compensation of our NEOs as disclosed in our proxy statement for the 2020 annual meeting of shareholders. Our shareholders approved the say-on-pay proposal, with more than 76% of the total votes cast voted for the proposal. This year we are again asking our shareholders to vote on the following resolution:

RESOLVED, that the shareholders of Gulf Island Fabrication, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2021 annual meeting of shareholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission.

We understand that executive compensation is an important matter for our shareholders. Our core executive compensation philosophy and practice continue to be based on pay for performance, and we believe that our compensation program is strongly aligned with the long-term interests of our shareholders. In considering how to vote on this proposal, we encourage you to review all the relevant information in this proxy statement—our “Narrative Description of Executive Compensation Program” (including its “Executive Summary”), the executive compensation tables, and the rest of the narrative disclosures regarding our executive compensation program.

While this advisory vote is not binding, our Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our NEOs. Following the recommendation of our shareholders at our 2017 annual meeting, we will hold a say-on-pay vote at each annual meeting until the next required vote of our shareholders regarding the frequency of say-on-pay, which will occur at our 2023 annual meeting. As such, it is expected that the next say-on-pay vote will occur at our 2022 annual meeting. We invite shareholders who wish to communicate with our Board on executive compensation or any other matters to contact us as provided under “Corporate Governance; Our Board of Directors and Its Committees—Communications with our Board and Shareholder Engagement.”

Approval of this proposal requires the affirmative vote of at least a majority of the votes cast at the 2021 annual meeting (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). For additional information regarding the vote required and the treatment of abstentions and broker non-votes, see “Questions and Answers about the 2021 Annual Meeting and Voting.”

Our Board unanimously recommends that you vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

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Audit Committee Report

The Audit Committee of the Company is composed of four directors and operates under a written charter adopted by the Board, which is posted on the Company’s corporate governance page at www.gulfisland.com under “Investors—Governance—Governance Documents.” The current members of the Audit Committee, Michael J. Keeffe (Chairman), Murray W. Burns, William E. Chiles and Michael A. Flick, are independent as such term is defined under the NASDAQ listing standards.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. The Audit Committee is responsible for monitoring the financial reporting process but is not responsible for preparing the Company’s financial statements or auditing those financial statements. Those are the responsibilities of management of the Company and the Company’s independent registered public accounting firm, respectively.

During 2020, management assessed the effectiveness of the Company’s system of internal control over financial reporting in connection with the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee reviewed and discussed with management, RSM US LLP (“RSM”) (the Company’s outsourced internal auditors) and Ernst & Young LLP (“E&Y”) (the Company’s independent registered public accounting firm) management’s report on internal control over financial reporting, which is included in the Company’s annual report on Form 10-K for the year ended December 31, 2020.

Appointment of the Company’s Independent Registered Public Accounting Firm; Financial Statement Review

In accordance with the Audit Committee’s charter, the Audit Committee appointed E&Y as the Company’s independent registered public accounting firm for 2020. The Audit Committee has reviewed and discussed the Company’s audited financial statements for 2020 with management and E&Y. Management represented to the Audit Committee that the audited financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented in the financial statements in accordance with accounting principles generally accepted in the United States, and E&Y provided an audit opinion to the same effect.

The Audit Committee has received from E&Y the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with E&Y its independence from the Company and management. The Audit Committee has also discussed with E&Y the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

In addition, the Audit Committee discussed with E&Y the overall scope and plans for its audit, and the Audit Committee has met with E&Y and management to discuss the results of E&Y’s examination, E&Y’s understanding and evaluation of the Company’s internal controls as E&Y considered necessary to support its opinion on the financial statements for 2020, and various factors affecting the overall quality of accounting principles applied in the Company’s 2020 financial statements.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements referred to above in the Company’s annual report on Form 10-K for the year ended December 31, 2020.

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Internal Audit

The Audit Committee also reviews the Company’s outsourced internal audit function, and discusses with RSM the scope of their audit plan, and has met with RSM to discuss the results of their reviews, their review of management’s documentation, testing and evaluation of the Company’s system of internal control over financial reporting, any difficulties or disputes with management encountered during the course of their reviews and other matters relating to the internal audit process. RSM was also given the opportunity to meet with the Audit Committee without management being present to discuss these matters.

Dated: March 25, 2021

The Audit Committee:

Michael J. Keeffe, Chairman	Murray W. Burns	William E. Chiles	Michael A. Flick

Independent Registered Public Accounting Firm

Fees and Related Disclosures for Accounting Services

The following table summarizes fees for services provided by our independent registered public accounting firm, Ernst & Young LLP, for the years ended December 31, 2020 and 2019:

	2020	2019
Audit Fees	$555,755	$756,500
Audit-Related Fees	15,000	—
Tax Fees	—	—
All Other Fees	—	—
Total	$570,755	$756,500

The Audit Committee has considered and determined that the provision of the above services is compatible with maintaining the independence of our independent registered public accounting firm.

Pre-Approval Policies and Procedures. The Audit Committee has adopted policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee will generally pre-approve a list of specific services and categories of services, including audit, audit-related and tax services, for the upcoming or current fiscal year, subject to a specified cost estimate. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee in increments of $10,000. In addition, if fees for any pre-approved service exceed the previously approved cost estimate, then payment of additional fees for such service must be specifically pre-approved by the Audit Committee.

At each regularly-scheduled Audit Committee meeting, management updates the Audit Committee on the scope and anticipated cost of any service pre-approved by the Audit Committee since the last meeting of the Audit Committee, as well as the projected fees for each service or group of services being provided by our independent registered public accounting firm.

Each service provided by our independent registered public accounting firm was approved in advance by the Audit Committee, and none of those services required use of the de minimis exception to the pre-approval requirement contained in the SEC rules.

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PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

Ernst & Young LLP (“E&Y”) has served as our independent registered public accounting firm providing auditing and financial services since their engagement in 1997. In March 2021, the Audit Committee appointed E&Y to serve as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2021. Although we are not required to seek shareholder approval of this appointment, we have elected to do so. No determination has been made as to what action the Audit Committee and our Board would take if our shareholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company. We expect that representatives of E&Y will be present at the 2021 annual meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Approval of this proposal requires the affirmative vote of at least a majority of the votes cast at the annual meeting (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). For more information regarding the vote required and the treatment of abstentions and broker non-votes, see “Questions and Answers about the 2021 Annual Meeting and Voting.”

Our Board unanimously recommends that you vote “FOR” the ratification of the appointment of our independent registered public accounting firm for 2021.

Certain Transactions

Piton Cooperation Agreement

On November 2, 2018, we entered into a Cooperation Agreement (the “Cooperation Agreement”) with Piton Capital Partners, LLC and Kokino LLC (together, “Piton”), wherein Piton agreed to certain standstill provisions and we agreed to appoint Robert M. Averick to our Board as a Class II director with a term expiring at the 2020 annual meeting, as well as to the Compensation Committee. In addition, under the terms of the Cooperation Agreement, we agreed to reduce the size of the Board to no more than eight directors; the Board was reduced to seven directors immediately after the 2020 annual meeting. On February 25, 2020, we entered into an amendment to the Cooperation Agreement with Piton which, among other things, extended the termination date to the 2021 annual meeting and increases the ownership cap to 15% of our outstanding common stock. Pursuant to the Cooperation Agreement, Mr. Averick was re-nominated by the Board at the 2020 annual meeting. Piton has disclosed that it beneficially owns approximately 1.8 million shares of the Company’s common stock, which represents approximately 11.7% of the Company’s issued and outstanding shares of common stock. For additional information about the Cooperation Agreement as amended, see the Company’s Current Reports on Form 8-K filed on November 6, 2018, February 26, 2020 and March 16, 2020.

Reportable Transactions

In accordance with the provisions of our Audit Committee Charter and Corporate Governance Guidelines, any transaction which would require disclosure under Item 404 of Regulation S-K of the rules and regulations of the SEC, with respect to a director or executive officer, must be reviewed and approved, or ratified, on an ongoing basis by the Audit Committee of our Board. No related party transactions reportable under Item 404 of Regulation S-K have taken place since January 1, 2020, and none are currently proposed.

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Stock Ownership

The following table sets forth, as of March 31, 2021, certain information regarding beneficial ownership of shares of our common stock by (1) each of our continuing directors and our director nominees, (2) each of our named executive officers, (3) all of our current directors and executive officers as a group, and (4) each of our other shareholders known by us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, we believe that the shareholders listed below have sole investment and voting power with respect to their shares of our common stock. The information presented below is based on filings with the SEC and/or information furnished to us by such shareholders.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Outstanding Common Stock (2)
Continuing Directors, Director Nominees and Named Executive Officers:
Robert M. Averick	1,811,894	(3)	11.7%
Murray W. Burns	28,280		*
William E. Chiles	21,154		*
Michael A. Flick	15,153		*
Michael J. Keeffe	15,089		*
Cheryl D. Richard	4,125		*
Richard W. Heo	139,999		*
Westley S. Stockton (4)	89,189		*
Christian G. Vaccari	58,063		*
All current directors and executive officers of the Company as a group (11 persons) (5)	2,198,118		14.2%
Greater Than 5% Shareholders:
22NW, LP (6)	839,972	(7)	5.4%
Dimensional Fund Advisors LP (8)	863,311	(9)	5.6%
First Wilshire Securities Management, Inc. (10)	898,485	(11)	5.8%
Piton Capital Partners, LLC (12)	1,811,894	(3)	11.7%
Renaissance Technologies LLC (13)	781,781	(14)	5.0%
The Vanguard Group, Inc. (15)	819,616	(16)	5.3%
Wax Asset Management, LLC (17)	1,397,582	(18)	9.0%

___________________________________________

*	Less than 1%
(1)	Includes shares issuable upon the vesting of RSUs within 60 days of March 31, 2021.
(2)	Based on 15,516,969 shares of our common stock outstanding as of March 31, 2021.
(3)

Based on information contained in the Schedule 13D filed on March 22, 2018, as amended on April 6, 2018, April 25, 2018, November 6, 2018, February 27, 2020 and March 18, 2020, by Piton Capital Partners, LLC (“Piton Capital”), an investment vehicle formed for the benefit of a single family and certain “key employees” (as defined in Investment Advisers Act Rule 202(a)(11)(G)-1), voting and dispositive power with respect to the shares of our common stock held by Piton Capital is exercised by its investment manager, Kokino LLC, a Delaware limited liability company. The actual trading, voting, investment strategy and decision-making processes with respect to the shares of common stock held by Piton Capital are directed by Robert Averick, one of the director nominees, who is an employee of Kokino, LLC and the portfolio manager of Piton Capital's investment in the shares. As a result, Kokino, LLC and Mr. Averick may be deemed to share voting and dispositive power with respect to all of the shares reported.

(4)	Includes 13,790 unvested RSUs that will vest within 60 days.
(5)	Includes all of our current directors and executive officers as of March 31, 2021.
(6)	The address of 22NW, LP (“22NW”) is 1455 NW Leary Way, Suite 400, Seattle, WA 98107.
(7)	Based on information contained in the amended Schedule 13G filed with the SEC on February 12, 2021, by 22NW.
(8)	The address of Dimensional Fund Advisors LP (“Dimensional Fund”) is Building One, 6300 Bee Cave Road, Building One, Austin, Texas, 78746.

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(9)

Based on information contained in the amended Schedule 13G filed with the SEC on February 12, 2021, by Dimensional Fund. As investment advisor, Dimensional Fund has (i) sole voting power with respect to 799,292 shares of our common stock and (ii) sole dispositive power with respect to all of the 863,311 shares of our common stock. Dimensional Fund does not report any shared voting power with respect to shares of our common stock.

(10)	The address of First Wilshire Securities Management, Inc. (“FWSM”) is 1214 East Green Street, Suite 104, Pasadena, California 91106.
(11)

Based on information contained in the amended Schedule 13G filed with the SEC on February 17, 2021, by FWSM. FWSM has (i) sole voting power with respect to 143,973 shares of our common stock and (ii) sole dispositive power with respect to all of the 898,485 shares of our common stock. FWSM does not report any shared voting power with respect to shares of our common stock.

(12)	The address of Piton Capital is 201 Tresser Boulevard, 3rd Floor, Stamford, Connecticut, 06901.
(13)	The address of Renaissance Technologies LLC is 800 Third Avenue, New York, New York 10022.
(14)

Based on information contained in the Schedule 13G jointly filed with the SEC on February 10, 2021, by Renaissance Technologies LLC (“RTC”) and Renaissance Technologies Holdings Corporation (“RTHC”), the majority owner of RTC. RTC and RTHC have (i) sole voting power with respect to 702,252 shares of our common stock and (ii) sole dispositive power with respect to all of the 781,781 of the shares reported. RTC and RTHC does not report any shared voting power with respect to shares of our common stock

(15)	The address of The Vanguard Group, Inc. (the “Vanguard Group”) is 100 Vanguard Blvd. Malvern, Pennsylvania, 19355.
(16)

Based on information contained in the amended Schedule 13G filed with the SEC on February 10, 2021, by the Vanguard Group on its own behalf and on behalf of its subsidiaries identified therein. The Vanguard Group (i) shares voting power with respect to 2,591 shares of our common stock, (ii) shares dispositive power with respect to 4,914 of the shares of our common stock and (iii) has sole dispositive power over 814,702 shares of our common stock. The Vanguard Group does not report sole voting power over any shares of our common stock.

(17)	The address of Wax Asset Management, LLC (“Wax Asset Management”) is 44 Cherry Lane, Madison, Connecticut, 06443.
(18)	Based on information contained in the amended Schedule 13G filed with the SEC on February 12, 2021, by Wax Asset Management.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership of Company stock with the SEC. Based solely on our review of such reports as filed with the SEC and written representations from our officers and directors that no other reports were required for those persons, we believe that all of our officers, directors and greater than 10% shareholders timely complied with the filing requirements applicable to such persons for the year ended December 31, 2020, except that Ms. Richard inadvertently failed to timely report a transaction completed on March 12, 2020, which was subsequently reported on a Form 4 filed one day late on March 17, 2020.

Questions and Answers about the 2021 Annual Meeting and Voting

Why am I receiving this proxy statement?

Our Board, on behalf of the Company, is soliciting your proxy to vote at the 2021 annual meeting and at any adjournment thereof because you owned shares of our common stock at the close of business on March 31, 2021, the record date for determining shareholders entitled to vote at the 2021 annual meeting. The proxy statement, along with a proxy card, and our 2020 annual report are being mailed to shareholders on or about April 15, 2021. We have also made these materials available to you on the Internet at https://ir.gulfisland.com/corporate-governance/proxy-materials. This proxy statement summarizes the information you need to know in order to cast your vote and join and participate at the annual meeting. However, you do not need to join the 2021 annual meeting to vote your shares of our common stock.

When and where will the annual meeting be held?

In light of the continuing public health impact of the COVID-19 pandemic and in order to prioritize the health and well-being of meeting participants, the 2021 annual meeting will be a virtual meeting of shareholders conducted exclusively via a live audio webcast, accessible at https://web.lumiagm.com/266826102. Although no physical in-person meeting will be held, we have designed the format of this year’s virtual annual meeting to ensure that our shareholders who join the virtual annual meeting in such capacity will be afforded similar rights and opportunities to participate as they would at an in-person meeting. Shareholders will be able to submit questions online before and during the meeting, providing our shareholders with the opportunity for meaningful engagement with the Company.

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The 2021 annual meeting will begin promptly at 9:00 a.m., Central Time, on Thursday, May 20, 2021. Online access to the audio webcast will open 30 minutes prior to the start of the 2021 annual meeting. You are encouraged to access the 2021 annual meeting prior to the start time to allow ample time to login and test your computer systems. To obtain additional instructions for joining as a guest or participating and voting as a shareholder at the 2021 annual meeting, please contact Bryan Anderson at AST at (718) 921-8300 ext. 6457.

Will I be counted as present for purposes of a quorum if I login to the meeting website as a shareholder to join the 2021 annual meeting?

Yes. You will be deemed present at the annual meeting if you login to the meeting website as a shareholder using your control number shown on your proxy card. If you are a beneficial owner you will need to register in advance to receive a control number in order login to the meeting website as a shareholder to be able to participate in the meeting and be deemed present for purposes of a quorum. For additional information on how a record holder can login on the meeting website and how a beneficial owner can register in advance, see the question below titled “How can I join and participate in the 2021 annual meeting?”. If you cannot locate your proxy card or did not register in advance but would still like to join the 2021 annual meeting, you can do so as a guest. Guests will not count toward a quorum for the 2021 annual meeting (and will not be allowed to vote or submit questions at the annual meeting).

How can I join and participate in the 2021 annual meeting?

While any of our shareholders can join the 2021 annual meeting as a guest, to participate in the 2021 annual meeting (i.e., vote, view the list of shareholders of record and submit questions), you must have been a shareholder of record of the Company at the close of business on the record date (or have been a beneficial owner as of the record date and you register in advance in accordance with the instructions below).

Shareholders of Record

If you were a shareholder of record (i.e., you hold your shares registered in your name through our transfer agent, AST) at the close of business on the record date, you can join and participate (including cast your vote, view the list of shareholders of record and submit questions) at the 2021 annual meeting, by accessing https://web.lumiagm.com/266826102 and selecting “I have a Control Number”. Enter your control number shown on the proxy card and the password, which is: gulf2021 (password is case sensitive). If you cannot locate your proxy card but would still like to join the 2021 annual meeting, you can request your control number by contacting Bryan Anderson at AST at (718) 921-8300 ext. 6457 on or before 11:59 p.m. Central Time on May 16, 2021, or you can join as a guest by selecting “General Access.” Guests will not be allowed to vote or submit questions at the annual meeting.

Beneficial Owners

If your shares of our common stock are held in “street name,” meaning a bank, broker, trustee or other nominee is the shareholder of record of your shares (i.e., you are a beneficial owner, as defined below), you must register online in advance to participate in the 2021 annual meeting.

To register online in advance, you must first obtain a legal proxy reflecting the number of shares of our common stock you held as of the record date, your name and email address from your bank, broker, trustee or other nominee. Note that it can take up to two weeks to obtain a legal proxy from your broker, bank, trustee or other nominee. Beneficial owners interested in participating in the 2021 annual meeting should follow the instructions from your broker, bank, trustee or other nominee included with your voting instruction form or contact your broker, bank, trustee or other nominee to request a legal proxy.

Once you have received a legal proxy from your bank, broker, trustee or other nominee, please send a copy of it, along with your email address, to our transfer agent, AST by (1) email to proxy@astfinancial.com, with “Legal Proxy” noted in the subject line, (2) facsimile to (718) 765-8730 or (3) mail to American Stock Transfer & Trust Company, LLC, ATTN: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219.

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Please note that the voting instruction form you received with the proxy statement or any subsequent materials with respect to the 2021 annual meeting is not a legal proxy. If you do request a legal proxy from your bank, broker, trustee or other nominee, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your bank, broker, trustee or other nominee to vote on your behalf. You will be responsible for voting your shares and will be able to vote prior to or at the 2021 annual meeting as described above for “Shareholders of Record”.

Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on May 13, 2021. Upon receipt of your valid legal proxy, AST will provide you with a control number by email. Once provided, you can join and participate in the 2021 annual meeting by accessing https://web.lumiagm.com/266826102 and selecting “I have a Control Number.” Enter the control number provided by AST and the password, which is: gulf2021 (password is case sensitive). If you did not submit a legal proxy to receive a control number but would still like to join the 2021 annual meeting, you can join as a guest by selecting “General Access.” Guests will not be allowed to vote or submit questions at the 2021 annual meeting.

How can I submit questions pertinent to meeting matters?

You can submit questions pertinent to meeting matters at the 2021 annual meeting only if you were a shareholder of record of the Company at the close of business on the record date, or if you were a beneficial owner as of the record date and you registered in advance in accordance with the instructions in the question above titled “How can I join and participate in the virtual annual meeting?”

You may submit questions in advance of the 2021 annual meeting by emailing your questions, along with proof of ownership, to rheo@gulfisland.com, no later than 5:00 p.m., Central Time, on Wednesday, May 19, 2021. You may also submit questions during the 2021 annual meeting. If you wish to submit a question during the 2021 annual meeting, you may log into the 2021 annual meeting website at https://web.lumiagm.com/266826102 beginning 30 minutes prior to the start of the 2021 annual meeting and submit questions online at any point prior to adjournment of the meeting. To submit a question, you will need your control number found on your proxy card and the meeting password, which is: gulf2021 (password is case sensitive). Once past the login screen, click on the Messaging icon at the top of the screen to submit your question. In accordance with the rules of procedure for the 2021 annual meeting available at https://ir.gulfisland.com/corporate-governance/proxy-materials, only questions pertinent to meeting matters will be answered, subject to time constraints. Consistent with past practice and as provided in the rules of procedure for the 2021 annual meeting, the question and answer period will be limited to a total of 30 minutes. We recommend that you submit your questions in advance of the 2021 annual meeting to make the most efficient use of the allotted time. Any questions that cannot be answered due to time constraints can be submitted to the Company by email to rheo@gulfisland.com.

Where and when will the list of shareholders of record, agenda and rules of procedures for the 2021 annual meeting be available?

We will make the agenda and rules of procedure for the 2021 annual meeting (which are typically available at the annual meetings) available at least one week prior to the meeting on our website at https://ir.gulfisland.com/corporate-governance/proxy-materials. We encourage you to review prior to the 2021 annual meeting all related materials that we have made available on our website. In addition, the agenda and rules of procedure for the 2021 annual meeting will be made available during the meeting on the meeting website.

Consistent with past practice and as required by state law, we will make a list of shareholders of record as of the record date available for inspection by shareholders of record for any purpose germane to the 2021 annual meeting from April 19, 2021 through May 19, 2021 during normal business hours at our headquarters located at 16225 Park Ten Place, Suite 300, Houston, Texas. However, our normal business hours may be affected by the ongoing COVID-19 pandemic. We recommend that you contact us in advance by phone at (713) 714-6100 or by email at rheo@gulfisland.com. The list will also be available to you during the live audio webcast of the 2021 annual meeting on May 20, 2021 by following the instructions on the Company’s website at https://ir.gulfisland.com/corporate-governance/proxy-materials.

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What if I have technical difficulties or trouble accessing the virtual annual meeting?

If you encounter any technical difficulties accessing the virtual annual meeting, please call (718) 921-8300 ext. 6457.

Who is soliciting my proxy?

Our Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters scheduled to come before the 2021 annual meeting, whether or not you join the meeting. By signing, dating and returning the proxy card, or by submitting your proxy and voting instructions online, you are authorizing the persons named as proxies on the enclosed proxy card to vote your shares of our common stock at the 2021 annual meeting.

On what matters will I be voting? How does the Board of Directors recommend that I cast my vote?

At the 2021 annual meeting, our shareholders will be asked to (1) elect each of the four director nominees named in this proxy statement, (2) approve, on an advisory basis, the compensation of our named executive officers, (3) ratify the appointment of our independent registered public accounting firm for 2021, and (4) consider any other matter that properly comes before the 2021 annual meeting.

Our Board unanimously recommends that you vote:

•	FOR the election of each of the four director nominees named in this proxy statement;
•	FOR the approval, on an advisory basis, of the compensation of our named executive officers; and
•	FOR the ratification of the appointment of our independent registered public accounting firm for 2021.

We do not expect any matters to be presented for action at the 2021 annual meeting other than the matters described in this proxy statement. However, by signing, dating and returning a proxy card or submitting your proxy and voting instructions online, you will give to the persons named as proxies on the enclosed proxy card discretionary voting authority with respect to any matter that may properly come before the 2021 annual meeting about which we did not have proper advance notice as required by our by-laws. The proxies will vote on any such matter in accordance with their best judgment.

How many votes may I cast?

You may cast one vote for every share of our common stock that you owned on March 31, 2021, the record date for determining the shareholders entitled to vote at the 2021 annual meeting.

How many shares are eligible to be voted?

As of the record date, we had 15,516,969 shares of our common stock outstanding, each of which is entitled to one vote.

How many shares must be present to hold the 2021 annual meeting?

Under Louisiana law and our by-laws, the presence in person, including being deemed present in person by means of remote communication (i.e., virtually), or by proxy of a majority of the shares issued and outstanding and entitled to vote at the meeting is necessary to constitute a quorum at the 2021 annual meeting. As of the record date, 7,758,485 shares constitute a majority of our outstanding stock entitled to vote at the 2021 annual meeting. The inspector of elections will determine whether a quorum is present at the 2021 annual meeting.

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If you are a beneficial owner (as defined below) of shares of our common stock and your bank, broker, trustee or other nominee submits a proxy with respect to your shares on the discretionary proposal (as defined below), your shares of our common stock will be counted as present at the 2021 annual meeting for purposes of determining whether a quorum exists (whether or not you instruct your bank, broker, trustee or other nominee how to vote your shares on any of the proposals). In addition, if you are a shareholder of record present at the 2021 annual meeting, including being deemed present in person by means of remote communication (i.e., virtually), or by proxy, your shares of our common stock will be counted as present at the 2021 annual meeting for purposes of determining whether a quorum exists, whether or not you abstain from voting on any or all of the proposals.

How do I vote? What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholders of Record

If your shares of our common stock are registered directly in your name with our transfer agent, AST, you are considered, with respect to those shares, the “shareholder of record.” The proxy materials have been mailed to such shareholders of record by us. You may submit your proxy and voting instructions by using any of the methods below.

•	Submit Your Proxy and Voting Instructions online at www.voteproxy.com:
o	Submit your proxy and voting instructions online 24 hours a day, seven days a week until the polls close at the virtual annual meeting on Thursday, May 20, 2021.
o

Please have your proxy card available and follow the instructions on the proxy card to submit your proxy and voting instructions online. You will need to have the control number that appears on your proxy card available.

•	Submit Your Proxy and Voting Instructions by Mail:
o	Complete, sign and date your proxy card and return it in the prepaid envelope provided.
•	Vote at the 2021 Annual Meeting:
o

Vote during the meeting by clicking on the “Proxy Voting Site” button at the left of the webcast screen and following the instructions provided on the virtual meeting platform. You will need to have the control number that appears on your proxy card available.

If you return the enclosed proxy card, your proxy authorizes each of Richard W. Heo, our Chief Executive Officer, and Westley S. Stockton, our Chief Financial Officer, to act as your proxies at the 2021 annual meeting and at any adjournment of such meeting, each with the power to appoint his substitute, and to represent and vote your shares of our common stock as you directed, if applicable. The proxies will vote your shares of our common stock at the 2021 annual meeting as instructed by the latest dated proxy received from you, whether submitted online or by mail. You will give to the proxies discretionary voting authority with respect to any matter that may properly come before the 2021 annual meeting about which we did not have proper advance notice as required by our by-laws.

Beneficial Owners of the Shares Held in Street Name

If your shares of our common stock are held by a bank, broker, trustee or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to such beneficial owners by the bank, broker, trustee or other nominee that holds your shares of our common stock. The bank, broker, trustee or other nominee is considered, with respect to those shares, the shareholder of record.

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•

Voting Instruction Card: You should receive a voting instruction card from your bank, broker, trustee or other nominee. The availability of submitting voting instructions online or by telephone or mail for beneficial owners will depend on the voting processes of your bank, broker, trustee or other nominee. As the beneficial owner, you have the right to instruct your bank, broker, trustee or other nominee how to vote your shares by completing and returning the voting instruction card included in their mailing or by following the instructions you received from your bank, broker, trustee or other nominee.

•

Vote at the 2021 Annual Meeting: If you are a beneficial owner of shares of our common stock and you plan to join the 2021 annual meeting and vote the shares of our common stock beneficially owned by you, please see the question above titled “How can I join and participate in the 2021 annual meeting?” for information on how to register in advance.

What happens if I don’t provide voting instructions for a proposal? What is a broker non-vote?

Shareholder of Records

If you are a shareholder of record and you sign, date and return a proxy card but make no specifications on your proxy card, your shares of our common stock will be voted in accordance with the recommendations of our Board, as provided above.

Beneficial Owners

If you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares of our common stock will not be voted with respect to any proposal for which the shareholder of record does not have discretionary authority to vote. Applicable rules determine whether proposals presented at shareholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your bank, broker, trustee or other nominee is permitted under the applicable rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, the applicable rules prohibit your bank, broker, trustee or other nominee to vote on the proposal without receiving voting instructions from you.

A “broker non-vote” occurs when a bank, broker, trustee or other nominee holding shares for a beneficial owner returns a valid proxy, but does not vote on a particular proposal because the proposal is non-discretionary (thus, the applicable rules do not provide discretionary authority to vote on the matter) and the bank, broker, trustee or other nominee has not received voting instructions from the beneficial owner. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares for you, your shares will not be voted and a broker non-vote will occur with respect to your shares on each non-discretionary proposal for which you have not provided voting instructions.

Which proposals are considered “discretionary” and which are considered “non-discretionary”?

The classification of each proposal as discretionary or non-discretionary under the applicable rules is below. If you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares for you, your shares may be voted by the record holder with respect to the discretionary proposal (i.e., ratification of the appointment of our independent registered public accounting firm). However, if you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares for you, your shares will not be voted with respect to the non-discretionary proposals. Without your voting instructions, a broker non-vote will occur with respect to your shares on each non-discretionary proposal for which you have not provided voting instructions.

Proposal	Classification under Applicable Rules
1. Election of each of the four director nominees	Non-discretionary
2. Advisory vote to approve the compensation of our named executive officers	Non-discretionary
3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021	Discretionary

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What vote is required to approve each item?

The votes required for the approval of each proposal are listed below. Generally, all matters properly brought before the 2021 annual meeting for a vote of shareholders will be decided by a majority of the votes cast (which means that the number of shares voted “for” the proposal exceeds the number of shares voted “against” the proposal).

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes
1. Election of each of the four director nominees	For, against or abstain for each director nominee	Majority of votes cast (1) for each director nominee	No effect	No effect
2. Advisory vote to approve the compensation of our named executive officers	For, against or abstain	Majority of votes cast	No effect	No effect
3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021	For, against or abstain	Majority of votes cast	No effect	N/A

______________________________

(1)

Our director resignation policy requires that in the event an incumbent director nominee has received less than a majority of affirmative votes in an uncontested election, the incumbent director must provide a written offer of resignation, which the Corporate Governance and Nominating Committee will consider and recommend to the Board whether to accept or reject. In the event that the number of director nominees exceeds the number of directors to be elected, the directors shall be elected by the plurality of the votes cast at the 2021 annual meeting. “Plurality of votes cast” means that the director nominee receiving the most votes at the meeting will be elected to the Board.

Can I revoke or change my voting instructions after I deliver my proxy?

Yes. Your proxy may be revoked or changed at any time before it is exercised by delivering to our Secretary an instrument revoking it or a duly executed proxy bearing a later date, or by joining the 2021 annual meeting as a shareholder with your control number and voting at the meeting in accordance with the instructions in these proxy materials, unless (1) the appointment form or electronic transmission appointing the proxy states that the proxy is irrevocable and (2) the appointment is coupled with an interest. You joining the 2021 annual meeting will not be enough to revoke your proxy.

Who pays for soliciting proxies?

We pay all expenses incurred in connection with the solicitation of proxies for the 2021 annual meeting. We will request banks, brokers, trustees or other nominees that hold shares of our common stock beneficially owned by others to send these proxy materials to, and obtain voting instructions from, the beneficial owners and will reimburse such banks, brokers, trustees or other nominees for related reasonable expenses. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitation by our directors, officers and employees. No additional compensation will be paid to directors, officers or employees for such solicitation efforts.

Could other matters be decided at the 2021 annual meeting?

Our Board does not expect to bring any other matter before the 2021 annual meeting, and it is not aware of any other matter that may be considered at the 2021 annual meeting. In addition, the time has passed for any shareholder to properly bring a matter before the 2021 annual meeting in accordance with our advance notice provision in our by-laws or the relevant rules of the SEC. However, the proxy provided by the enclosed proxy card will, confer discretionary authority with respect to any matter not included in this proxy statement that may properly come before the 2021 annual meeting or any adjournment thereof, subject to applicable SEC rules. It is the intention of the person(s) named in the enclosed proxy to vote any shares of our common stock for which he has a proxy to vote at the 2021 annual meeting in accordance with his best judgment on any such matter.

What happens if the 2021 annual meeting is postponed or adjourned?

Unless a new record date is fixed, your proxy will be valid and may be voted at the 2021 annual meeting, whether postponed or adjourned. You will still be able to change or revoke your proxy until the 2021 annual meeting is held.

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I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

SEC rules permit companies and intermediaries, such as banks, brokers, trustees or other nominees, to deliver a single set of proxy materials to two or more shareholders sharing the same address, a process known as “householding.” Currently, we do not engage in householding for shareholders of record. However, certain brokerage firms with account holders who are beneficial owners of our common stock may have adopted householding procedures. Once a beneficial owner has received notice from his or her bank, broker, trustee or other nominee that the bank, broker, trustee or other nominee will be householding communications to the beneficial owner’s address, householding will continue until the beneficial owner is notified otherwise or until one or more of the beneficial owners revokes his or her consent.

If you would like to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you may either contact your bank, broker, trustee or other nominee or the Company at the address and telephone number below.

You may also request prompt delivery of additional copies of our proxy materials by contacting the Company at (713) 714-6100 or Gulf Island Fabrication, Inc., 16225 Park Ten Place, Suite 300, Houston, Texas, 77084.

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Shareholder Proposals and Nominations for the 2022 Annual Meeting

Shareholders Proposals

Any shareholder who wishes to bring a matter, other than shareholder nominations of directors, before the 2022 annual meeting but does not wish to have it included in our proxy materials, should notify our Secretary, in writing at the address shown on the first page of this proxy statement, no later than February 19, 2022. However, if the date of the 2022 annual meeting is more than 30 days before or more than 90 days after the date of the anniversary of the 2021 annual meeting, the notice must be received by our Secretary at our principal executive office not earlier than the close of business on the 120th day prior to the 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the 2022 annual meeting or the 10th day following the day on which public announcement of the date of the 2022 annual meeting is first made, as set forth in our by-laws. If a shareholder does not provide such notice timely, proxies solicited on behalf of our Board for the 2022 annual meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC.

Any shareholder who desires to submit a proposal for inclusion in our proxy materials for the 2022 annual meeting, other than shareholder nominations of directors, must forward the proposal in writing to our Secretary at the address shown on the first page of this proxy statement in time to arrive no later than December 16, 2021, and the proposal must comply with applicable federal proxy rules. If the date of the 2022 annual meeting is changed by more than 30 calendar days from the date of the anniversary of the 2021 annual meeting, the proposal must be received by our Secretary by either the revised deadline set forth in the Company’s SEC filings (either in a quarterly report on Form 10-Q or a current report on Form 8-K) or if no such deadline is provided, then in a reasonable time before the Company begins to print and distribute its proxy materials with respect to the 2022 annual meeting.

Nominations

Shareholders intending to nominate a director for consideration at the 2022 annual meeting should notify our Secretary, in writing at the address shown on the first page of this proxy statement, no later than February 19, 2022, containing specified information concerning, among other things, information about the nominee and the shareholder making the nomination as required by our by-laws. However, if the date of the 2022 annual meeting is more than 30 days before or more than 90 days after the date of the anniversary of the 2021 annual meeting, the notice must be received by our Secretary at our principal executive office not earlier than the close of business on the 120th day prior to the 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the 2022 annual meeting or the 10th day following the day on which public announcement of the date of the 2022 annual meeting is first made, as set forth in our by-laws. If a shareholder does not provide such notice timely, proxies solicited on behalf of our Board for the 2022 annual meeting will confer discretionary authority to vote with respect to any such nominee, as permitted by the proxy rules of the SEC.

By Order of the Board of Directors

/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Houston, Texas

April 15, 2021

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GULF ISLAND FABRICATION, INC.

Proxy Solicited on Behalf of the Board of Directors for

Annual Meeting of Shareholders to be Held on May 20, 2021

By signing the reverse side, you hereby appoint each of Richard W. Heo and Westley S. Stockton as your proxy, with full power of substitution, to represent you and to vote all of your shares of common stock of Gulf Island Fabrication, Inc. held of record by you on March 31, 2021, that you are entitled to vote at the 2021 annual meeting of shareholders to be held exclusively via a live audio webcast, accessible at https://web.lumiagm.com/266826102, on May 20, 2021 at 9:00 a.m., Central Time, and at all adjournments thereof, on all matters coming before the 2021 annual meeting. To obtain additional instructions for joining as a guest or participating and voting as a shareholder at the 2021 annual meeting, please contact Bryan Anderson at American Stock Transfer & Trust Company, LLC at (718) 921-8300 ext. 6457.

The proxy will vote your shares: (1) as you specify on the back of this proxy card or online at www.voteproxy.com, (2) as the board of directors recommends where you do not specify your vote on a matter listed on the back of this proxy card, and (3) as the proxies decide on any other matter properly coming before the 2021 annual meeting.

If you wish your shares to be voted on all matters as the board of directors recommends, simply sign, date and return this proxy card. If you wish your shares to be voted as you specify on a matter or all matters, please also mark the appropriate boxes on the back of this proxy card.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IF YOU ARE NOT SUBMITTING YOUR VOTING

INSTRUCTIONS AND PROXY ONLINE.

(Please See Reverse Side)

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ANNUAL MEETING OF SHAREHOLDERS OF

GULF ISLAND FABRICATION, INC.

to be held

May 20, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE PROXY MATERIALS

FOR THE SHAREHOLDERS MEETING TO BE HELD ON MAY 20, 2021:

The notice of meeting, proxy statement and 2020 annual report are available at

https://ir.gulfisland.com/corporate-governance/proxy-materials.

Please complete, sign, date

and return your proxy card in

the envelope provided as

soon as possible.

Please detach along perforated line and mail in the envelope provided.

00003333330000000000 3 052021

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOUR DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.
PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. x

1. To elect each of the four director nominees.

	FOR	AGAINST	ABSTAIN
Robert M. Averick	☐	☐	☐
Richard W. Heo	☐	☐	☐
Michael J. Keeffe	☐	☐	☐
Cheryl D. Richard	☐	☐	☐
2. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐
3. To ratify the appointment of our independent registered public accounting firm for 2021.	☐	☐	☐

Please complete, sign, date and return this proxy card promptly using the envelope provided.

You may specify your voting instructions by marking the appropriate boxes on this side. You need not mark any boxes, however, if you wish your shares to be voted on all matters in accordance with the board of directors' recommendation. If your voting instructions are not specified, your shares will be voted FOR each of the four the director nominees listed in Proposal 1 and FOR Proposals 2 and 3.

To change the address on your account, please check the box at the right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name(s) appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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